                                                                       EXHIBIT 1

                      SAXON ASSET SECURITIES TRUST 1999-3
                    MORTGAGE LOAN ASSET BACKED CERTIFICATES



                                 SERIES 1999-3



                                TRUST AGREEMENT


                          dated as of August 1, 1999


                                     among


                        SAXON ASSET SECURITIES COMPANY,

                                 as Depositor


                             SAXON MORTGAGE, INC.,

                              as Master Servicer


                                      and


                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                  as Trustee

                               TABLE OF CONTENTS

Article I Definitions.......................................................................     1

   Section 1.01. Standard Terms; Section References.........................................     1

   Section 1.02. Defined Terms..............................................................     3

Article II Formation of Trust; Conveyance of Mortgage Loans.................................    24

   Section 2.01. Conveyance of Mortgage Loans...............................................    24

   Section 2.02. Purchase of Subsequent Mortgage Loans......................................    24

   Section 2.03. Pre-Funding Account and Capitalized Interest Account.......................    27

Article III Remitting to Certificateholders.................................................    28

   Section 3.01. Subaccount Distributions...................................................    28

   Section 3.02. Certificate Distributions..................................................    29

   Section 3.03. Reports to the Depositor:..................................................    33

   Section 3.04. Reports by Master Servicer.................................................    34

Article IV The Certificates.................................................................    35

   Section 4.01. The Certificates...........................................................    35

   Section 4.02. Denominations..............................................................    36

Article V Miscellaneous Provisions..........................................................    37

   Section 5.01. Request for Opinions.......................................................    37

   Section 5.02. Form of Certificates; Schedules and Exhibits; Governing Law................    37

   Section 5.03. REMIC Administration.......................................................    38

   Section 5.04. Optional Termination.......................................................    39

   Section 5.05. Master Servicer; Certificate Registrar and Paying Agent....................    39

Schedule I:   The Mortgage Loans:          A.    Group I Mortgage Loans
                                           B.    Group II Mortgage Loans
Schedule II:  Sales Agreement and Servicing Agreement
Schedule III: Form of Subsequent Sales Agreement
Exhibit AF:   1:    Form of Class AF-1 Certificate
              2:    Form of Class AF-2 Certificate
              3:    Form of Class AF-3 Certificate
              4:    Form of Class AF-4 Certificate
              5:    Form of Class AF-5 Certificate
              6:    Form of Class AF-6 Certificate
Exhibit MF:   1:    Form of Class MF-1 Certificate
              2:    Form of Class MF-2 Certificate
Exhibit BF:   1:    Form of Class BF-1 Certificate
              2:    Form of Class BF-1A Certificate
Exhibit AV    1:    Form of Class AV-1 Certificate
              2:    Form of Class AV-2 Certificate
Exhibit MV:   1:    Form of Class MV-1 Certificate
              2:    Form of Class MV-2 Certificate
Exhibit BV:   1:    Form of Class BV-1 Certificate
              2:    Form of Class BV-1A Certificate
Exhibit C:          Form of Class C Certificate
Exhibit R:          Form of Class R Certificate
Exhibit I:          Reportable Exceptions

                                TRUST AGREEMENT

    THIS TRUST AGREEMENT dated as of August 1, 1999 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (July 1998 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").

                             PRELIMINARY STATEMENT

    The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $849,999,750 to be known as the Saxon Asset Securities Trust 1999-3, Mortgage Loan Asset Backed Certificates, Series 1999-3 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1,
Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

    In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

    NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   Article I
                                  Definitions

    Section 1.01.  Standard Terms; Section References.

    (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections
1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

    (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

    (c) Upon the occurrence of a Group I or Group II Trigger Event, the Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.

    (d) The definition of "Guide" in the Standard Terms is amended to read as follows:
         "Unless otherwise provided in the Trust Agreement, the SMI Underwriting Manual and Shipping Manual, as supplemented and amended from time to time through the Closing Date."

    (e) The definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to:

         (i) add the following immediately after the words "original Mortgage Note" in subparagraph (a):

                "or lost note affidavits in lieu thereof, provided the total original principal balances of such Mortgage Loans evidenced by such affidavits do not exceed in the aggregate 5% of the total original principal balances of the Mortgage Loans on the Mortgage Loan Schedule;

          (ii) add the following immediately after the words "buydown agreement" in subparagraph (a) and immediately after the words "or riders thereto" in subparagraph (b):

                "in each case as has been identified on the Mortgage Loan Schedule"

          (iii) add the following immediately after the words "endorsements from the originator" in subparagraph (a) and immediately after the words "related Services, Trustee or Custodian, as applicable," in subparagraph (c):

                "(provided, however, that SMI may direct such originator to endorse the Mortgage Note directly to the Custodian pursuant to the Guide)" and

          (iv) add the following immediately after the words "assignment of the Security Instrument" in subparagraph (c) and (d):

                ",regardless of the date of such assignment or the date of the acknowledgment thereon,"

     (f) Section 2.02(b)(iv) of the Standard Terms is amended to read as follows:

          "(iv) such documents have been reviewed by it, or by a Custodian on its behalf, relate to such Mortgage Loan and are not torn or mutilated; and"

     (g) Section 2.02 of the Standard Terms is amended by adding a new paragraph (g) at the end to read as follows:

          "(g) During the Custodian's review, the Custodian will report the exceptions set forth on Exhibit I hereto and shall be under no duty or obligation to report any other exceptions to a Mortgage File. Exhibit I may be replaced from time to time with the consent of the Depositor, the Trustee and the Master Servicer."

     (h) Section 2.02(b)(v)(D) of the Standard Terms is amended to add the following immediately after the words "Instrument from the Seller":

          ", or from the originator of the related Mortgage Loan to the Custodian as the case may be,"

     (i) Section 3.06 of the Standard Terms is amended by adding a new paragraph at the end to read as follows:

          "The Master Servicer or Servicer may provide an electronic transmission for release of documents in a form, which complies in all respects to the requirements of FNMA or GNMA or in a form mutually acceptable to the Custodian and either the Master Servicer or Servicer, and is agreed to in advance of initial transmission by both the Master Servicer or Servicer, as applicable, and the Custodian, containing information readable without intervention by the Custodian's data processing operations computer hardware and software staff, and arranged in a record layout to be specified by the Custodian. The Master Servicer and Servicer agree to maintain and control access to electronic signature information and assume liability for any unauthorized use thereof. The Master Servicer and Servicer also agree to maintain accurate records of electronic transactions related to the Mortgage Files. For purposes of this Agreement the term "electronic signature" is defined as an "electronic identifier intended by the person using it to have the same force and effect as the use of a manual signature."

    Section 1.02.  Defined Terms.
    Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

    "Accrual Period": With respect to the Group I Certificates (other than the Class AF-1 Certificates) and the Class BV-1A Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Class AF-I Certificates and the Group II Certificates (other than the Class BV-1A Certificates) and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates (other than the Class AF-1 Certificates) and the Class BV-1A Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class AF-I Certificates and the Group II Certificates (other than the Class BV-1A Certificates) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

    "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3,
Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1,
Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates except to the extent provided in Section 5.03 of the Standard Terms.

    "Capitalized Interest Account": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

    "Capitalized Interest Requirement": As to any Distribution Date, the excess of (i) the product of (a) the weighted average of the per annum pass-through rates borne by the Certificates for such Distribution Date, multiplied by (b) the Pre-Funded Amount on such Distribution Date, divided by (c) twelve, over
(ii) any Pre-Funding Account Earnings for such Distribution Date.

    "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

    "Certificate Registrar": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

    "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R.

    "Certificate Definitions":

          "Group I Certificates":

  "Class AF-1 Certificate": Any               "Class AF-2 Certificate": Any             "Class AF-3 Certificate": Any
Certificate designated as a "Class          Certificate designated as a "Class        Certificate designated as a "Class
AF-1 Certificate" on the face               AF-2 Certificate" on the face             AF-3 Certificate" on the face
thereof, in the form of Exhibit AF-1        thereof, in the form of Exhibit AF-2      thereof, in the form of Exhibit AF-3
hereto, representing the right to           hereto, representing the right to         hereto, representing the right to
distributions as set forth herein.          distributions as set forth herein.        distributions as set forth herein.

  "Class AF-1 Certificate Principal           "Class AF-2 Certificate Principal         "Class AF-3 Certificate Principal
Balance": The Certificate Principal         Balance": The Certificate Principal       Balance": The Certificate Principal
Balance of the Class AF-1                   Balance of the Class AF-2                 Balance of the Class AF-3
Certificates.                               Certificates.                             Certificates.

  "Class AF-1 Current Interest":              "Class AF-2 Current Interest":            "Class AF-3 Current Interest":
With respect to any Distribution            With respect to any Distribution          With respect to any Distribution
Date, the interest accrued on the           Date, the interest accrued on the         Date, the interest accrued on the
Class AF-1 Certificate Principal            Class AF-2 Certificate Principal          Class AF-3 Certificate Principal
Balance immediately prior to such           Balance immediately prior to such         Balance immediately prior to such
Distribution Date during the                Distribution Date during the              Distribution Date during the
related Accrual Period at the Class         related Accrual Period at the Class       related Accrual Period at the Class
AF-1 Pass-Through Rate plus any             AF-2 Pass-Through Rate plus any           AF-3 Pass-Through Rate
amount                                      amount

previously distributed with respect to       previously distributed with respect to       plus any amount previously distributed
interest for Class AF-1 that is              interest for Class AF-2 that is recovered    with respect to interest for Class AF-3
recovered during the related Accrual         during the related Accrual Period as a       that is recovered during the related
Period as a voidable preference by a         voidable preference by a trustee in by a     Accrual Period as a voidable preference
trustee in bankruptcy pursuant to a final    bankruptcy pursuant to a final non-          trustee in bankruptcy pursuant to a final
non-appealable order.                        appealable order.                            non-appealable order.

  "Class AF-1 Interest Carry Forward           "Class AF-2 Interest Carry Forward           "Class AF-3 Interest Carry Forward
Amount": With respect to each Distribution   Amount": With respect to each Distribution   Amount": With respect to each Distribution
Date, the sum of (i) the excess of (A)       Date, the sum of (i) the excess of (A)       Date, the sum of (i) the excess of (A)
Class AF-1  Current Interest with respect    Class AF-2 Current Interest with respect     Class AF-3 Current Interest with respect
to prior Distribution Dates over (B) the     to prior Distribution Dates over (B) the     to prior Distribution Dates over (B) the
amount actually distributed to Class AF-1    amount actually distributed to Class AF-2    amount actually distributed to Class AF-3
with respect to interest on such prior       with respect to interest on such prior       with respect to interest on such prior
Distribution Dates and (ii) interest         Distribution Dates and (ii) interest         Distribution Dates and (ii) interest
thereon at the Class AF-1 Pass-Through       thereon at the Class AF-2 Pass-Through       thereon at the Class AF-3 Pass-Through
Rate for the related Accrual Period.         Rate for the related Accrual Period.         Rate for the related Accrual Period.

  "Class AF-1 Pass-Through Rate":  With        "Class AF-2 Pass-Through Rate": With          "Class AF-3 Pass-Through Rate": With
respect to any Distribution Date, the        respect to each Distribution Date, 7.010%    respect to each Distribution Date, 7.205%
lesser of (x) One Month LIBOR plus 0.250%    per annum.                                   per annum.
per annum and (y) the Group I Available
Funds Cap for such Distribution Date.

  "Class AF-4 Certificate":  Any                "Class AF-5 Certificate":  Any              "Class AF-6 Certificate":  Any
Certificate designated as a "Class AF-4      Certificate designated as a "Class AF-5      Certificate designated as a "Class AF-6
Certificate" the face thereof, in the form   Certificate" on the face thereof, in the     Certificate" on the face thereof, in the
of Exhibit AF-4 hereto, representing the     the form of Exhibit AF-5 hereto,             form of Exhibit AF-6  hereto,
right to distributions as set forth herein.  representing the right to distributions      representing the right to distributions
                                             as set forth herein.                         as set forth herein.

  "Class AF-4 Certificate Principal             "Class AF-5 Certificate Principal           "Class AF-6 Certificate Principal
Balance": The Certificate Principal Balance  Balance": The Certificate Principal          Balance": The Certificate Principal
of the Class AF-4 Certificates.              Balance of the Class AF-5 Certificates.      Balance of the Class AF-6 Certificates.

  "Class AF-4 Current Interest": With           "Class AF-5 Current Interest": With         "Class AF-6 Current Interest":  With
respect to any Distribution Date, the        respect to any Distribution Date, the        respect to any Distribution Date, the
interest accrued on the Class AF-4           interest accrued on the Class AF-5           interest accrued on the Class AF-6
Certificate Principal Balance immediately    Certificate Principal Balance immediately    Certificate Principal Balance immediately
prior to such Distribution Date during the   prior to such Distribution Date during       prior to such Distribution Date during
related Accrual Period at the Class AF-4     the related Accrual Period at the Class      the related Accrual Period at the Class
Pass-Through Rate plus any amount            AF-5 Pass-Through Rate plus any amount       AF-6 Pass-Through Rate plus any amount
previously distributed with respect to       previously distributed with respect to       previously distributed with respect to
interest for Class AF-4 that is recovered    interest for Class AF-5 that is recovered    interest for Class AF-6 that is recovered
during the related Accrual Period as a       during the related Accrual Period as         during the related Accrual Period as a
voidable preference by a trustee in          a voidable preference by a trustee in        voidable preference by a trustee in
bankruptcy pursuant to a final non-          bankruptcy pursuant to a final non-          bankruptcy pursuant to a final non-
appealable order.                            appealable order.                            appealable order.

  "Class AF-4 Interest Carry Forward           "Class AF-5 Interest Carry Forward           "Class AF-6 Interest Carry Forward
Amount": With respect to each Distribution   Amount": With respect to each Distribution   Amount": With respect to each Distribution
Date, the sum of (i) the excess of (A)       Date, the sum of (i) the excess of (A)       Date, the sum of (i) the excess of (A)
Class AF-4 Current Interest with respect     Class AF-5 Current Interest with respect     Class AF-6 Current Interest with respect
to prior Distribution Dates over (B) the     to prior Distribution Dates over (B) the     to prior Distribution Dates over (B) the
amount actually distributed to Class AF-4    amount actually distributed to Class AF-5    amount actually distributed to Class AF-6
with respect to interest on such prior       with respect to interest on such prior       with respect to interest on such prior
Distribution Dates and (ii) interest         Distribution Dates and (ii) interest         Distribution Dates and (ii) interest
thereon at the Class AF-4 Pass-Through Rate  thereon at the Class AF-5 Pass-Through Rate  thereon at the Class AF-6 Pass-Through
for the related Accrual Period.              for the related Accrual Period.              Rate for the related Accrual Period.

  "Class AF-4 Pass-Through Rate": With         "Class AF-5 Pass-Through Rate": With       "Class AF-6 Pass-Through Rate": With
respect to each Distribution Date, 7.550%    respect to each Distribution Date, the       respect to each Distribution Date, the
per annum.                                   lesser of (i) 7.900% per annum plus, after   lesser of (i) 7.525% per annum and (ii)
                                             the Initial Optional Termination Date,       the Group I Net Rate for such date.
                                             0.50% and (ii) the Group I Net Rate for such
                                             date.

  "Class AF-6 Principal Distribution Amount": With respect to any Distribution Date, the product of (i) a fraction the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date, (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and (iii) the applicable percentage for such Distribution Date set forth below:

            Distribution Date                                      Percentage
            -----------------                                      ----------

       September 1999 - August 2002                                    0%
       September 2002 - August 2004                                   45%
       September 2004 - August 2005                                   80%
       September 2005 - August 2006                                  100%
       September 2006 and thereafter                                 300%

  "Class MF-1 Applied Realized Loss            "Class MF-2 Applied Realized Loss            "Class BF-1 Applied Realized Loss
Amount": As to any Distribution Date, the    Amount": As to any Distribution Date, the    Amount":  As to any Distribution Date, the
sum of the Realized Losses with respect to   sum of the Realized Losses with respect to   sum of the Realized Losses with respect to
Group I which have been applied in           Group I which have been applied in           Group I which have been applied in
reduction of the Certificate Principal       reduction of the Certificate Principal       reduction of the Certificate Principal
Balance of the Class MF-1 Certificates       Balance of the Class MF-2 Certificates       Balance of the Class BF-1 Certificates
pursuant to Section 3.02(h) hereof.          pursuant to Section 3.02(h) hereof.          pursuant to Section 3.02(h) hereof.

  "Class MF-1 Certificate": Any Certificate    "Class MF-2 Certificate": Any Certificate    "Class BF-1 Certificate": Any
designated as a "Class MF-1 Certificate" on  designated as a "Class MF-2 Certificate" on  Certificate designated as a "Class BF-1
the face thereof, in the form of Exhibit     the face thereof, in the form of Exhibit     Certificate" on the face thereof, in the
MF-1 hereto, representing the right to       MF-2 hereto, representing the right to       form of Exhibit BF-1 hereto, representing
distributions as set forth herein.           distributions as set forth herein.           the right to distributions as set forth
                                                                                          herein.

  "Class MF-1 Certificate Principal Balance":     "Class MF-2 Certificate Principal Balance": The    "Class BF-1 Certificate
The Certificate Principal Balance of the        Certificate Principal Balance of the Class MF-2    Principal Balance": The
Class MF-1 Certificates less any Class MF-1     Certificates less any Class MF-2 Unpaid            Certificate Principal Balance of
Unpaid Realized Loss Amount.                    Realized Loss Amount.                              the Class BF-1 Certificates
                                                                                                   less any Class BF-1 Unpaid
                                                                                                   Realized Loss Amount.

  "Class MF-1 Current Interest":  With respect    "Class MF-2 Current Interest":  With respect to    "Class BF-1 Current Interest":
to any Distribution Date, the interest          any Distribution Date, the interest accrued on     With respect to any Distribution
accrued on the Class MF-1 Certificate           the Class MF-2 Certificate Principal Balance       Date, the interest accrued on
Principal Balance immediately prior to such     immediately prior to such Distribution Date        the Class BF-1 Certificate
Distribution Date during the related Accrual    during the related Accrual Period at the Class     Principal Balance immediately
Period at the Class MF-1 Pass-Through Rate      MF-2 Pass-Through Rate plus any amount             prior to such Distribution Date
plus any amount previously distributed with     previously distributed with respect to interest    during the related Accrual
respect to interest for Class MF-1 that is      for Class MF-2 that is recovered during the        Period at the Class BF-1
recovered during the related Accrual Period     related Accrual Period as a voidable preference    Pass-Through Rate plus any
as a voidable preference by a trustee in        by a trustee in bankruptcy pursuant to a final     amount previously distributed
bankruptcy pursuant to a final                  non-appealable order.                              with respect to interest for
non-appealable order.                                                                              Class BF-1 that is recovered
                                                                                                   during the related Accrual Period
                                                                                                   as a voidable preference by a
                                                                                                   trustee in bankruptcy pursuant
                                                                                                   to a final non-appealable order.

  "Class MF-1 Interest Carry Forward Amount":     "Class MF-2 Interest Carry Forward Amount":       "Class BF-1 Interest Carry
With respect to each Distribution Date, the    With respect to each Distribution Date, the sum     Forward Amount": With respect to
sum of (i) the excess of (A) Class MF-1        of (i) the excess of (A) Class MF-2 Current         each Distribution Date, the sum
Current Interest with respect to prior         Interest with respect to prior Distribution         of (i) the excess of (A) Class
Distribution Dates over (B) the amount         Dates over (B) the amount actually distributed      BF-1 Current Interest with
actually distributed to Class MF-1 with        to Class MF-2 with respect to interest on such      respect to prior Distribution
respect to interest on such prior              prior Distribution Dates and (ii) interest          Dates over (B) the amount
Distribution Dates and (ii) interest thereon   thereon at the Class MF-2 Pass-Through Rate for     actually distributed to Class
at the Class MF-1 Pass-Through Rate for the    the related Accrual Period.                         BF-1 with respect to interest
related Accrual Period.                                                                            on such prior Distribution Dates
                                                                                                   and (ii) interest thereon at
                                                                                                   the Class BF-1 Pass-Through
                                                                                                   Rate for the related Accrual
                                                                                                   Period.

  "Class MF-1 Pass-Through Rate": With respect    "Class MF-2 Pass-Through Rate": With respect to   "Class BF-1 Pass-Through Rate":
to each Distribution Date, the lesser of (i)   each Distribution Date, the lesser of (i)           With respect to each
7.745% per annum plus, after the Initial       8.285% per annum plus, after the Initial            Distribution Date, the lesser of
Optional Termination Date, 0.50% and (ii)      Optional Termination Date, 0.50% and (ii) the       (i) 9.450% per annum and (ii)
the Group I Net Rate on such date.             Group I Net Rate on such date.                      the Group I Net Rate on such
                                                                                                   date.

  "Class MF-1 Unpaid Realized Loss Amount": As    "Class MF-2 Unpaid Realized Loss Amount":  As     "Class BF-1 Unpaid Realized
to any Distribution Date, the excess of (i)    to any Distribution Date, the excess of (i) the     Loss Amount":  As to any
the Class MF-1 Applied Realized Loss Amount    Class MF-2 Applied Realized Loss Amount over        Distribution Date, the excess of
over (ii) the sum of all increases in the      (ii) the sum of all increases in the Class MF-2     (i) the Class BF-1 Applied
Class MF-1 Certificate Principal Balance on    Certificate Principal Balance on all previous       Realized Loss Amount over (ii)
all previous Distribution Dates pursuant to    Distribution Dates pursuant to Section 3.02(j)      the sum of all increases in the
Section 3.02(j) hereof.                        hereof.                                             Class BF-1 Certificate Principal
                                                                                                   Balance on all previous
                                                                                                   Distribution Dates pursuant to
                                                                                                   Section 3.02(j)  hereof.

  "Class BF-1A Applied Realized Loss Amount":
As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class
BF-1A Certificates pursuant to Section
3.02(h) hereof.

  "Class BF-1A Certificate": Any Certificate designated as a "Class BF-1A Certificate" on the face thereof, in the form of Exhibit
BF-1A hereto, representing the right to
distributions as set forth herein.

  "Class BF-1A Certificate Principal
Balance": The Certificate Principal Balance of the Class BF-1A Certificates less any Class BF-1A Unpaid Realized Loss Amount.

  "Class BF-1A Current Interest": With
respect to any Distribution Date, the
interest accrued on the Class BF-1A
Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BF-1A
Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-1A that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

  "Class BF-1A Interest Carry Forward
Amount": With respect to each Distribution
Date, the sum of (i) the excess of (A) Class
BF-1A Current Interest with respect to prior
Distribution Dates over (B) the amount
actually distributed to Class BF-1A with respect to interest on such prior
Distribution Dates and (ii) interest thereon at the Class BF-1A Pass-Through Rate for the related Accrual Period.

  "Class BF-1A Pass-Through Rate": With
respect to each Distribution Date, the lesser of (i) 8.635% per annum and (ii) the Group I
Net Rate on such date.

  "Class BF-1A Unpaid Realized Loss Amount":
As to any Distribution Date, the excess of
(i) the Class BF-1A Applied Realized Loss
Amount over (ii) the sum of all increases in the Class BF-1A Certified Principal Balance on all previous Distribution Dates pursuant to Section 3.02(j) hereof.


     "Group II Certificates":

  "Class AV-1 Certificate":  Any Certificate designated as a "Class      "Class AV-2 Certificate":  Any Certificate designated as
AV-1 Certificate" on the face thereof, in the form of Exhibit AV-1     a "Class AV-2 Certificate" on the face thereof, in the
hereto representing the right to distributions as set forth herein.    form of Exhibit AV-2 hereto representing the right to
                                                                       distributions as set forth herein.

  "Class AV-1 Certificate Principal Balance": The Certificate            "Class AV-2 Certificate Principal Balance": The
Principal Balance of the Class AV-1 Certificates.                      Certificate Principal Balance of the Class AV-2 Certificates.

  "Class AV-1 Certificates Carryover":  If on any Distribution Date      "Class AV-2 Certificates Carryover":  If on any
the Class AV-1 Pass-Through Rate is based upon the Group II            Distribution Date the Class AV-2 Pass-Through Rate is based
Available Funds Cap, the excess of (i) the amount of interest the      upon the Group II Available Funds Cap, the excess of (i) the
Class AV-1 Certificates would be entitled to receive on such           amount of interest the Class AV-2 Certificates would be
Distribution Date had the Class AV-1 Pass-Through Rate not been        entitled to receive on such Distribution Date had the Class
calculated based on the Group II Available Funds Cap (but not more     AV-2 Pass-Through Rate not been calculated based on the
than the weighted average of the Maximum Lifetime Mortgage Interest    Group II Available Funds Cap (but not more than the
Rates on the Mortgage                                                  weighted average of the Maximum Lifetime Mortgage Interest
                                                                       Rates on the Mortgage

Loans in Group II less the Group II Servicing               Loans in Group II less the Group II
Fee Rate and the Group II Master Servicing                  Servicing Fee Rate and the Group II Master
Fee Rate) over (ii) the amount of interest                  Servicing Fee Rate) over (ii) the amount
such Certificates received on such                          of interest such Certificates received on
Distribution Date based on the Group II                     such Distribution Date based on the Group
Available Funds Cap, together with the unpaid               II Available Funds Cap, together with the
portion of any such excess from prior                       unpaid portion of any such excess from
Distribution Dates (and interest accrued                    prior Distribution Dates (and interest
thereon at the then applicable Pass-Through                 accrued thereon at the then applicable
Rate, without giving effect to the Group II                 Pass-Through Rate, without giving effect
Available Funds Cap).                                       to the Group II Available Funds Cap).

  "Class AV-1 Current Interest": With respect                 "Class AV-2 Current Interest": With respect
to any Distribution Date, the interest                      to any Distribution Date, the interest
accrued on the Class AV-1 Certificate                       accrued on the Class AV-2 Certificate
Principal Balance immediately prior to such                 Principal Balance immediately prior to such
Distribution Date during the related Accrual                Distribution Date during the related Accrual
Period at the Class AV-1 Pass Through Rate                  Period at the Class AV-2 Pass Through Rate
plus any amount previously distributed with                 plus any amount previously distributed with
respect to interest for Class AV-1 that is                  respect to interest for Class AV-2 that is
recovered during the related Accrual Period                 recovered during the related Accrual Period
as a voidable preference by a trustee in                    as a voidable preference by a trustee in
bankruptcy pursuant to a final, nonappealable               bankruptcy pursuant to a final, nonappealable
order; provided, however, Class AV-1 Current                order; provided, however, Class AV-2 Current
Interest shall not include any Class AV-1                   Interest shall not include any Class AV-2
Certificates Carryover.                                     Certificates Carryover.

  "Class AV-1 Interest Carry Forward Amount":                 "Class AV-2 Interest Carry Forward Amount":
With respect to any Distribution Date, the                  With respect to any Distribution Date, the
sum of (i) the excess of (A) Class AV-1                     sum of (i) the excess of (A) Class AV-2
Current Interest with respect to prior                      Current Interest with respect to prior
Distribution Dates (excluding any Class AV-1                Distribution Dates (excluding any Class AV-2
Certificates Carryover) over (B) the amount                 Certificates Carryover) over (B) the amount
actually distributed to Class AV-1 with                     actually distributed to Class AV-2 with
respect to interest (other than in respect of               respect to interest (other than in respect of
Class AV-1 Certificate Carryover) on such                   Class AV-2 Certificate Carryover) on such
prior Distribution Dates and (ii) interest on               prior Distribution Dates and (ii) interest on
such excess at the Class AV-1 Pass-Through                  such excess at the Class AV-2 Pass-Through
Rate for the related Accrual Period.                        Rate for the related Accrual Period.

  "Class AV-1 Pass-Through Rate": With                        "Class AV-2 Pass-Through Rate": With
respect to any Distribution Date, the lesser                respect to any Distribution Date, the lesser
of (x) One Month LIBOR plus, in the case of                 of (x) One Month LIBOR plus, in the case of
any Distribution Date prior to the Initial                  any Distribution Date prior to the Initial
Optional Termination Date, 0.320% per annum,                Optional Termination Date, 0.370% per annum,
or in the case of any Distribution Date that                or in the case of any Distribution Date that
occurs on or after the Initial Optional                     occurs on or after the Initial Optional
Termination Date, plus 0.640% per annum and                 Termination Date, plus 0.740% per annum and
(y) the Group II Available Funds Cap for such               (y) the Group II Available Funds Cap for such
Distribution Date.                                          Distribution Date.

  "Class MV-1 Applied Realized Loss Amount":                  "Class MV-2 Applied Realized Loss Amount":
As to any Distribution Date, the sum of the                 As to any Distribution Date, the sum of the
Realized Losses with respect to Group II                    Realized Losses with respect to Group II
which have been applied in reduction of the                 which have been applied in reduction of the
Certificate Principal Balance of the Class MV-              Certificate Principal Balance of the Class MV-
1 Certificates pursuant to Section 3.02(i)                  2 Certificates pursuant to Section 3.02(i)
hereof.                                                     hereof.

  "Class MV-1 Certificate": Any Certificate                   "Class MV-2 Certificate": Any Certificate
designated as a "Class MV-1 Certificate" on                 designated as a "Class MV-2 Certificate" on
the face thereof, in the form of Exhibit MV-1               the face thereof, in the form of Exhibit MV-2
hereto representing the right to                            hereto representing the right to
distributions as set forth herein.                          distributions as set forth herein.

  "Class MV-1 Certificate Principal Balance":                 "Class MV-2 Certificate Principal Balance":
The Certificate Principal Balance of the                    The Certificate Principal Balance of the
Class MV-1 Certificates less any Class MV-1                 Class MV-2 Certificates less any Class MV-2
Unpaid Realized Loss Amount.                                Unpaid Realized Loss Amount.

  "Class MV-1 Certificates Carryover": If on                  "Class MV-2 Certificates Carryover": If on
any Distribution Date the Class MV-1 Pass-                  any Distribution Date the Class MV-2 Pass-
Through Rate is based upon the Group II                     Through Rate is based upon the Group II
Available Funds Cap, the excess of (i) the                  Available Funds Cap, the excess of (I) the
amount of interest the Class MV-1                           amount of interest the Class MV-2
Certificates would be entitled to receive on                Certificates would be entitled to receive on
such Distribution Date had the Class MV-1                   such Distribution Date had the Class MV-2
Pass-Through Rate not been calculated based                 Pass-Through Rate not been calculated based
on the Group II Available Funds Cap (but not                on the Group II Available Funds Cap (but not
more than the weighted average of the Maximum               more than the weighted average of the Maximum
Lifetime Mortgage Interest Rates on the                     Lifetime Mortgage Interest Rates on the
Mortgage Loans in Group II less the Group II                Mortgage Loans in Group II less the Group II
Servicing Fee Rate and the Group II Master                  Servicing Fee Rate and the Group II Master
Servicing Fee Rate) over (ii) the amount of                 Servicing Fee Rate) over (ii) the amount of
interest such Certificates received on such                 interest such Certificates received on such
Distribution Date based on the Group                        Distribution Date based on the Group

II Available Funds Cap, together with the         II Available Funds Cap, together with the
unpaid portion of any such excess from prior      unpaid portion of any such excess from prior
Distribution Dates (and interest accrued          Distribution Dates (and interest accrued
thereon at the then applicable Pass-Through       thereon at the then applicable Pass-Through
Rate, without giving effect to the Group II       Rate, without giving effect to the Group II
Available Funds Cap).                             Available Funds Cap).

  "Class MV-1 Current Interest": With respect       "Class MV-2 Current Interest": With respect
to any Distribution Date, the interest            to any Distribution Date, the interest
accrued on the Class MV-1 Certificate             accrued on the Class MV-2 Certificate
Principal Balance immediately prior to such       Principal Balance immediately prior to such
Distribution Date during the related Accrual      Distribution Date during the related Accrual
Period at the Class MV-1 Pass Through Rate        Period at the Class MV-2 Pass Through Rate
plus any amount previously distributed with       plus any amount previously distributed with
respect to interest for Class MV-1 that is        respect to interest for Class MV-2 that is
recovered during the related Accrual Period       recovered during the related Accrual Period
as a voidable preference by a trustee in          as a voidable preference by a trustee in
bankruptcy pursuant to a final, nonappealable     bankruptcy pursuant to a final, nonappealable
order; provided, however, Class MV-1 Current      order; provided, however, Class MV-2 Current
Interest shall not include any Class MV-1         Interest shall not include any Class MV-2
Certificates Carryover.                           Certificates Carryover.

  "Class MV-1 Interest Carry Forward Amount":       "Class MV-2 Interest Carry Forward Amount":
With respect to any Distribution Date, the        With respect to each Distribution Date, the
sum of (i) the excess of (A) Class MV-1           sum of (i) the excess of (A) Class MV-2
Current Interest with respect to prior            Current Interest with respect to prior
Distribution Dates (excluding any Class MV-1      Distribution Dates (excluding any Class MV-2
Certificates Carryover) over (B) the amount       Certificates Carryover) over (B) the amount
actually distributed to Class MV-1 with           actually distributed to Class MV-2 with
respect to interest (other than in respect of     respect to interest (other than in respect of
Class MV-1 Certificate Carryover) on such         Class MV-2 Certificate Carryover) on such
prior Distribution Dates and (ii) interest on     prior Distribution Dates and (ii) interest on
such excess at the Class MV-1 Pass-Through        such excess at the Class MV-2 Pass-Through
Rate for the related Accrual Period.              Rate for the related Accrual Period.

  "Class MV-1 Pass-Through Rate": With respect      "Class MV-2 Pass-Through Rate": With
to any Distribution Date, the lesser of (x)       respect to any Distribution Date, the lesser
One Month LIBOR plus, in the case of any          of (x) One Month LIBOR plus, in the case of
Distribution Date prior to the Initial            any Distribution Date prior to the Initial
Optional Termination Date, 0.590% per annum,      Optional Termination Date, 1.150% per annum,
or in the case of any Distribution Date that      or in the case of any Distribution Date that
occurs on or after the Initial Optional           occurs on or after the Initial Optional
Termination Date, plus 0.885% per annum and       Termination Date, plus 1.725% per annum and
(y) the Group II Available Funds Cap for such     (y) the Group II Available Funds Cap for such
Distribution Date.                                Distribution Date.

  "Class MV-1 Unpaid Realized Loss Amount":         "Class MV-2 Unpaid Realized Loss Amount":
As to any Distribution Date, the excess of        As to any Distribution Date, the excess of
(i) the Class MV-1 Applied Realized Loss          (i) the Class MV-2 Applied Realized Loss
Amount over (ii) the sum of all increases in      Amount over (ii) the sum of all increases in
the Class MV-1 Certificate Principal Balance      the Class MV-2 Certificate Principal Balance
on all previous Distribution Dates pursuant       on all previous Distribution Dates pursuant
to Section 3.02(k) hereof.                        to Section 3.02(k) hereof.

  "Class BV-1 Applied Realized Loss Amount:         "Class BV-1A Applied Realized Loss Amount:
As to any Distribution Date, the sum of the       As to any Distribution Date, the sum of the
Realized Losses with respect to Group II          Realized Losses with respect to Group II
which have been applied in reduction of the       which have been applied in reduction of the
Certificate Principal Balance of the Class        Certificate Principal Balance of the Class
BV-1 Certificates pursuant to Section 3.02(i)     BV-1A Certificates pursuant to Section
hereof.                                           3.02(i) hereof.

  "Class BV-1 Certificate": Any Certificate         "Class BV-1A Certificate": Any Certificate
designated as a "Class BV-1 Certificate" on       designated as a "Class BV-1A Certificate" on
the face thereof, in the form of Exhibit BV-1     the face thereof, in the form of Exhibit
hereto representing the right to                  BV-1A hereto representing the right to
distributions as set forth herein.                distributions as set forth herein.

  "Class BV-1 Certificate Principal Balance":       "Class BV-1A Certificate Principal
The Certificate Principal Balance of the          Balance": The Certificate Principal Balance
Class BV-1 Certificates less any Class BV-1       of the Class BV-1A Certificates less any
Unpaid Realized Loss Amount.                      Class BV-1A Unpaid Realized Loss Amount.

  "Class BV-1 Certificates Carryover": If on          "Class BV-1A Certificates Carryover": If on
any Distribution Date the Class BV-1                any Distribution Date the Class BV-1A
Pass-Through Rate is based upon the Group II        Pass-Through Rate is based upon the Group II
Available Funds Cap, the excess of (i) the          Available Funds Cap, the excess of (I) the
amount of interest the Class BV-1                   amount of interest the Class BV-1A
Certificates would be entitled to receive on        Certificates would be entitled to receive on
such Distribution Date had the Class BV-1           such Distribution Date had the Class BV-1A
Pass-Through Rate not been calculated based         Pass-Through Rate not been calculated based
on the Group II Available Funds Cap (but not        on the Group II Available Funds Cap (but not
more than the weighted average of the Maximum       more than the weighted average of the Maximum
Lifetime Mortgage Interest Rates on the             Lifetime Mortgage Interest Rates on the
Mortgage Loans in Group II less the Group II        Mortgage Loans in Group II less the Group II
Servicing Fee Rate and the Group II Master          Servicing Fee Rate and the Group II Master
Servicing Fee Rate) over (ii) the amount of         Servicing Fee Rate) over (ii) the amount of
interest such Certificates received on such         interest such Certificates received on such
Distribution Date based on the Group II             Distribution Date based on the Group II
Available Funds Cap, together with the unpaid       Available Funds Cap, together with the unpaid
portion of any such excess from prior               portion of any such excess from prior
Distribution Dates (and interest accrued            Distribution Dates (and interest accrued
thereon at the then applicable Pass-Through         thereon at the then applicable Pass-Through
Rate, without giving effect to the Group II         Rate, without giving effect to the Group II
Available Funds Cap).                               Available Funds Cap).

  "Class BV-1 Current Interest": With respect         "Class BV-1A Current Interest": With
to any Distribution Date, the interest              respect to any Distribution Date, the
accrued on the Class BV-1 Certificate               interest accrued on the Class BV-1A
Principal Balance immediately prior to such         Certificate Principal Balance immediately
Distribution Date during the related Accrual        prior to such Distribution Date during the
Period at the Class BV-1 Pass Through Rate          related Accrual Period at the Class BV-1A
plus any amount previously distributed with         Pass Through Rate plus any amount previously
respect to interest for Class BV-1 that is          distributed with respect to interest for
recovered during the related Accrual Period         Class BV-1A that is recovered during the
as a voidable preference by a trustee in            related Accrual Period as a voidable
bankruptcy pursuant to a final, nonappealable       preference by a trustee in bankruptcy
order; provided, however, Class BV-1 Current        pursuant to a final, nonappealable order;
Interest shall not include any Class BV-1           provided, however, Class BV-1A Current
Certificates Carryover.                             Interest shall not include any Class BV-1A
                                                    Certificates Carryover.

  "Class BV-1 Interest Carry Forward Amount":         "Class BV-1A Interest Carry Forward
With respect to each Distribution Date, the         Amount": With respect to each Distribution
sum of (i) the excess of (A) Class BV-1             Date, the sum of (i) the excess of (A)
Current Interest with respect to prior              Class BV-1A Current Interest with respect
Distribution Dates (excluding any Class BV-1        to prior Distribution Dates (excluding any
Certificates Carryover) over (B) the amount         Class BV-1A Certificates Carryover) over
actually distributed to Class BV-1 with             (B) the amount actually distributed to
respect to interest (other than in respect          Class BV-1A with respect to interest
of Class BV-1 Certificate Carryover) on such        (other than in respect of Class BV-1A
prior Distribution Dates and (ii) interest          Certificate Carryover) on such prior
on such excess at the Class BV-1 Pass-              Distribution Dates and (ii) interest on
Through Rate for the related Accrual Period.        such excess at the Class BV-1A Pass-
                                                    Through Rate for the related Accrual
                                                    Period.

  "Class BV-1 Pass-Through Rate": With respect        "Class BV-1A Pass-Through Rate": With
 to any Distribution Date, the lesser of (x)        respect to any Distribution Date, the lesser
 One Month LIBOR plus, in the case of any           of (x) 9.200% per annum and (y) the Group II
 Distribution Date prior to the Initial             Available Funds Cap for such Distribution
 Optional Termination Date, 3.000% per annum,       Date.
 or in the case of any Distribution Date that
 occurs on or after the Initial Optional
 Termination Date, plus 4.500% per annum and
 (y) the Group II Available Funds Cap for
 such Distribution Date.

  "Class BV-1 Unpaid Realized Loss Amount":           "Class BV-1A Unpaid Realized Loss Amount":
 As to any Distribution Date, the excess of         As to any Distribution Date, the excess of
 (i) the Class BV-1 Applied Realized Loss           (i) the Class BV-1A Applied Realized Loss
 Amount over (ii) the sum of all increases in       Amount over (ii) the sum of all increases in
 the Class BV-1 Certificate Principal Balance       the Class BV-1A Certificate Principal
 on all previous Distribution Dates pursuant        Balance on all previous Distribution Dates
 to Section 3.02(k) hereof.                         pursuant to Section 3.02(k) hereof.


     "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof, in the form of Exhibit C hereto representing the right to distributions as set forth herein.

     "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

     (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

     (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

     (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

     (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

     (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

     (f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

     (g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

     (h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

     (i) the product of the BF-1 Balance and the excess of the Group I Net Rate over the Class BF-1 Pass-Through Rate;

     (j) the product of the BF-1A Balance and the excess of the Group I Net Rate over the Class BF-1A Pass-Through Rate; and

     (k) any excess of the amount specified pursuant to clauses (a) through (j) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

     "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

     "Closing Date":  August 18, 1999.

     "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

     "Custodian": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Cut-Off Date":  As of the close of business on August 1, 1999.

     "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

     "Designated Class":  There is no designated Class for purposes of Section
9.02 of the Standard Terms.

     "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

     "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

     "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing September 27, 1999.

     "Fitch": Fitch IBCA, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

     "Funding Period": The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $10,000,
(ii) the date on which an Event of Default occurs and (iii) November 16, 1999.

Group Definitions:


 "Group I":  The pool of Mortgage Loans identified in            "Group II": The pool of Mortgage Loans identified in
the related Schedules of Mortgage Loans as having been         the related Schedules of Mortgage Loans as having been
assigned to Group I, including any Group I Subsequent          assigned to Group II, including any Group II Subsequent
Mortgage Loans and any Group I Qualified Substitute            Mortgage Loans and any Group II Qualified Substitute
Mortgage Loans delivered in replacement thereof.               Mortgage Loans delivered in replacement thereof.

  "Group I Applicable Percentage":  For each                     "Group II Applicable Percentage":  For each Distribution
Distribution Date, and as to Group I, the percentage set       Date, and as to Group II, the percentage set out below
out below with respect to such Distribution Date:              with respect to such Distribution Date:

  Distribution Date (inclusive)                                  Distribution Date (inclusive)

  September 1999 - August 2001         67.5%                     September 1999 - August 2001         67.5%

  September 2001 and thereafter        100%                      September 2001 and thereafter        100%

; provided, however, that (i) if the average of the            ; provided, however, that (i) if the average of the
 Group I Realized Loss Percentages for the immediately         Group II Realized Loss Percentages for the immediately
 preceding three Distribution Dates exceeds the                preceding three Distribution Dates exceeds the
 percentage set forth below with respect to such               percentage set forth below with respect to such
 Distribution Date or (ii) if the average of the Group         Distribution Date or (ii) if the average of the Group II
 I Delinquency Percentages for the immediately                 Delinquency Percentages for the immediately preceding
 preceding three Distribution Dates exceeds the                three Distribution Dates exceeds the percentage set
 percentage set forth below with respect to such               forth below with respect to such Distribution Date, the
 Distribution Date, the Group I Applicable Percentage          Group II Applicable Percentage will be as set forth below
 will be as set forth below:

Distribution                             Applicable            Distribution                           Applicable
  Date       Losses %     Delinquency %  Percentage                Date      Losses %  Delinquency %  Percentage
  ----       --------     -------------  ----------                ----      --------  -------------  ----------

09/99-11/99    0.03%          2.00%        100%                09/99-11/99     0.10%        4.00%        100%
12/99-02/00    0.05%          3.00%        100%                12/99-02/00     0.15%        5.00%        100%
03/00-05/00    0.10%          3.50%        100%                03/00-05/00     0.20%        6.50%        100%
06/00-08/00    0.15%          4.25%        100%                06/00-08/00     0.25%        9.00%        100%
09/00-11/00    0.30%          5.00%        100%                09/00-11/00     0.50%       12.00%        100%
12/00-02/01    0.50%          6.00%        100%                12/00-02/01     0.60%       14.00%        100%
03/01-05/01    0.60%          7.50%        100%                03/01-05/01     0.75%       15.00%        100%
06/01-08/01    0.80%          9.00%        100%                06/01-08/01     0.90%       16.00%        100%

  "Group I Available Funds Cap": As of any Distribution          "Group II Available Funds Cap":  As of any Distribution
Date, the weighted average of the Net Rates on the             Date, the weighted average of the Net Rates on the
Mortgage Loans in Group I (weighted on the basis of the        Mortgage Loans in Group II (weighted on the basis of the
principal balances thereof as of the first day of the          principal balances thereof as of the first day of the
month preceding the month of such Distribution Date).          month preceding the month of such Distribution Date).

  "Group I Certificate": Any of the Class AF-1, Class            "Group II Certificate":  Any of the Class AV-1, Class
AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,          AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A
Class MF-1, Class MF-2, Class BF-1 and Class BF-1A             Certificates.
Certificates.

  "Group I Certificate Principal Balance": The sum of            "Group II Certificate Principal Balance":  The sum of
the Class AF-1, Class AF-2, Class AF-3, Class AF-4,            the Class AV-1, Class AV-2, Class MV-1, Class MV-2,
Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class          Class BV-1 and Class BV-1A Certificate Principal
BF-1 and Class BF-1A Certificate Principal Balances.           Balances.

  "Group I Class A Certificate Principal Balance": The           "Group II Class A Certificate Principal Balance":  The
sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-       sum of the Class AV-1 and Class AV-2 Certificate
4, Class AF-5 and Class AF-6 Certificate Principal             Principal Balance.
Balances.

  "Group I Class A Principal Distribution Amount": With          "Group II Class A Principal Distribution Amount": With
respect to any Distribution Date before the Group I            respect to any Distribution Date before the Group II
Stepdown Date or as to which a Group I Trigger Event has       Stepdown Date or as to which a Group II Trigger Event
occurred, 100% of the Group I Principal Distribution           has occurred, 100% of the Group II Principal
Amount for such Distribution Date and with respect to          Distribution Amount for such Distribution Date and with
any Distribution Date on or after the Stepdown Date and        respect to any Distribution Date on or after the
as to which a Group I Trigger Event has not occurred,          Stepdown Date and as to which a Group II Trigger Event
the excess of (i) the Group I Class A Certificate              has not occurred, the excess of (i) the Group II Class A
Principal Balance immediately prior to such Distribution       Certificate Principal Balance immediately prior to such
Date over (ii) the lesser of (A) 71.00% of the Schedule        Distribution Date over (ii) the lesser of (A) 57.00% of
Principal Balances of Group I on the preceding Due Date        the Schedule Principal Balances of Group II on the
and (B) the excess of (I) the Scheduled Principal              preceding Due Date and (B) the excess of (I) the
Balances of Group I on the preceding Due Date over (II)        Scheduled Principal Balances of Group II on the
$2,463,926.                                                    preceding Due Date over (II) $1,786,073.

  "Group I Class MF-1 Principal Distribution Amount":            "Group II Class MV-1 Principal Distribution Amount":
With respect to any Distribution Date on and after the         With respect to any Distribution on and, after the Group
Group I Stepdown Date and as long as a Group I Trigger         II Stepdown Date and as long as a Group II Trigger Event
Event is not in effect (subject to the proviso set forth       is not in effect (subject to the proviso set forth in
in Section 3.02(c) hereof), the excess of (i) the sum of       Section 3.02(d) hereof), the excess of (i) the sum of
(A) the Group I Class A Certificate Principal Balance          (A) the Group II Class A Certificate Principal Balance
and (B) the Class MF-1 Certificate Principal Balance           and (B) the Class MV-1 Certificate Principal Balance
immediately prior to such Distribution Date over (ii)          immediately prior to such Distribution Date over (ii)
the lesser of (A) 81.00% of the aggregate Scheduled            the lesser of (A) 72.50% of the Scheduled Principal
Principal Balances of Group I on the preceding Due Date        Balances of Group II on the preceding Due Date and (B)
and (B) the excess of (I) the Scheduled Principal              the excess of (I) the Scheduled Principal Balances of
Balances of Group I on the preceding Due Date over (II)        Group II on the preceding Due Date over (II) $1,786,073.
$2,463,926.

  "Group I Class MF-2 Principal Distribution Amount":            "Group II Class MV-2 Principal Distribution Amount":
With respect to any Distribution Date on and after the         With respect to any Distribution on and after the Group
Group I Stepdown Date and as long as a Group I Trigger         II Stepdown Date and as long as a Group II Trigger Event
Event is not in effect (subject to the proviso set forth       is not in effect (subject to the proviso set forth in
in Section 3.02(c) hereof), the excess of (i) the sum of       Section 3.02(d) hereof), the excess of (i) the sum of
(A) the Group I Class A Certificate Principal Balance,         (A) the Group II Class A Certificate Principal Balance,
(B) the Class MF-1 Certificate Principal Balance and (C)       (B) the Class MV-1 Certificate Principal Balance and (C)
the Class MF-2 Certificate Principal Amount immediately        the Class MV-2 Certificate Principal Amount immediately
prior to such Distribution Date over (ii) the lesser of        prior to such Distribution Date over (ii) the lesser of
(A) 89.00% of the Scheduled Principal Balances of Group        (A) 85.50% of the Scheduled Principal Balances of Group
I on the preceding Due Date and (B) the excess of (I)          II on the preceding Due Date and (B) the excess of (I)
the Scheduled Principal Balances of Group I over on the        the Scheduled Principal Balances of Group II on the
preceding Due Date over (II) $2,463,926.                       preceding Due Date over (II) $1,786,073.

  "Group I Class BF-1 Principal Distribution Amount":            "Group II Class BV-1 Principal Distribution Amount":
With respect to any Distribution on and after the Group        With respect to any Distribution Date on and after the
I Stepdown Date and as long as a Group I Trigger Event         Group II Stepdown Date and as long as a Group II Trigger
is not in effect (subject to the proviso set forth in          Event is not in effect (subject to the proviso set forth
Section 3.02(c) hereof), the excess of (i) the sum of          in Section 3.02(d) hereof), the excess of (i) the sum of
(A) the Group I Class A Certificate Principal Balance,         (A) the Group II Class A Certificate Principal Balance,
(B) the Class MF-1 Certificate Principal Balance, (C)          (B) the Class MV-1 Certificate Principal Balance, (C)
the Class MF-2 Certificate Principal Balance and (D) the       the Class MV-2 Certificate Principal Balance and (D) the
Class BF-1 Certificate Principal Balance immediately           Class BV-1 Certificate Principal Balance immediately
prior to such Distribution Date over (ii) the lesser of        prior to such Distribution Date over (ii) the lesser of
(A) 95.00% of the Scheduled Principal Balances of Group        (A) 93.50% of the Scheduled Principal Balances of Group
I on the preceding Due Date and (B) the excess of (I)          II on the preceding Due Date and (B) the excess of (I)
the Scheduled Principal Balances of Group I on the             the Scheduled Principal Balances of Group II on the
preceding Due Date over (II) $2,463,926.                       preceding Due Date over (II) $1,786,073.


  "Group I Class BF-1A Principal Distribution Amount":           "Group II Class BV-1A Principal Distribution Amount":
With respect to any Distribution Date on and after the         With respect to any Distribution Date on and after the
Group I Stepdown Date and as long as a Group I Trigger         Group II Stepdown Date and as long as a Group II Trigger
Event is not in effect (subject to the proviso set forth       Event is not in effect (subject to the proviso set forth
in Section 3.02(c) hereof), the excess of (i) the Group        in Section 3.02(d) hereof), the excess of (i) the Group
I Principal Distribution Amount for such day over (ii)         II Principal Distribution Amount for each day over (ii)
the sum of (A) the Group I Class A Principal                   the sum of (A) the Group II Class A Principal
Distribution Amount, (B) the Class MF-1 Principal              Distribution Amount,  (B) the Class MV-1 Principal
Distribution Amount, (C) the Class MF-2, Principal             Distribution Amount, (C) the Class MV-2 Principal
Distribution Amount and (D) the Class BF-1 Principal           Distribution Amount and (D) the Class BV-1 Principal
Distribution Amount.                                           Distribution Amount.

  "Group I Delinquency Percentage": For each                     "Group II Delinquency Percentage":  For each
Distribution Date and as to Group I , the Scheduled            Distribution Date and as to Group II , the Scheduled
Principal Balance of the Mortgage Loans in Group I that,       Principal Balance of the Mortgage Loans in Group II
as of such Distribution Date, are 60 or more days              that, as of such Distribution Date, are 60 or more days
Delinquent as a percentage of the Scheduled Principal          Delinquent as a percentage of the Scheduled Principal
Balance of the Mortgage Loans in Group I.                      Balance of the Mortgage Loans in Group II.

  "Group I Extra Principal Distribution Amount": With            "Group II Extra Principal Distribution Amount": With
respect to any Distribution Date, to the extent of Group       respect to any Distribution Date, to the extent of Group
I Interest Funds pursuant to Section 3.02(a)(v) and            II Interest Funds pursuant to Section 3.02(b)(v) and
Group II Interest Funds available for the purpose              Group I Interest Funds available for the purpose
pursuant to Section 3.02(f)(v) hereof, an amount equal         pursuant to Section 3.02(e)(v) hereof, an amount equal
to the excess of (i) all Realized Losses with respect to       to the excess of (i) all Realizes Losses with respect to
Group I (including any such losses for such date) over         Group II (including any such losses for such date) over
(ii) all Extra Principal Distribution Amounts for Group        (ii) all Extra Principal Distribution Amounts for Group
I on the preceding Due Date.                                   II on the preceding Due Date.

  "Group I Interest Funds": With respect to Group I and          "Group II Interest Funds":  With respect to Group II and
any Master Servicer Remittance Date, to the extent             any Master Servicer Remittance Date, to the extent
actually deposited in the Master Servicer Custodial            actually deposited in the Master Servicer Custodial
Account, the sum, without duplication, of (i) all              Account, the sum, without duplication, of (i) all
scheduled interest collected during the related Due            scheduled interest collected during the related Due
Period with respect to Group I less the Group I                Period with respect to Group II less the Group II
Servicing Fee and the Group I Master Servicing Fee, (ii)       Servicing Fee and the Group II Master Servicing Fee,
all Advances relating to interest with respect to Group        (ii) all Advances relating to interest with respect to
I, (iii) all Month End Interest with respect to Group I        Group II, (iii) all Month End Interest with respect to
and (iv) Liquidation Proceeds with respect to Group I          Group II and (iv) Liquidation Proceeds with respect to
(to the extent such Liquidation Proceeds relate to             Group II (to the extent such Liquidation Proceeds relate
interest) less all Non-Recoverable Advances relating to        to interest) less all Non-Recoverable Advances relating
interest and expenses pursuant to Section 6.03 of the          to interest and expenses pursuant to Section 6.03 of the
Standard Terms. The Group I Interest Funds for any             Standard Terms.  The Group II Interest Funds for any
Distribution Date shall be increased by the pro rata           Distribution Date shall be increased by the pro rata
portion for such Group (based on the amount on deposit         portion for such Group (based on the amount on deposit
in the Pre-Funding Account in respect of such Group) of        in the Pre-Funding Account in respect of such Group) of
the Capitalized Interest Requirement withdrawn from the        the Capitalized Interest Requirement withdrawn from the
Capitalized Interest Account for such Distribution Date.       Capitalized Interest Account for such Distribution Date.

  "Group I Master Servicing Fee": With respect to each           "Group II Master Servicing Fee": With respect to each
Master Servicer Remittance Date, an amount payable (or         Master Servicer Remittance Date, an amount payable (or
allocable) to the Master Servicer equal to the product         allocable) to the Master Servicer equal to the product
of one-twelfth of the Group I Master Servicing Fee Rate        of one-twelfth of the Group II Master Servicing Fee Rate
and the aggregate Scheduled Principal Balance of Group I       and the aggregate Scheduled Principal Balance of Group
on the first day of the Due Period preceding such Master       II on the first day of the Due Period preceding such
Servicer Remittance Date.                                      Master Servicer Remittance Date.

  "Group I Master Servicing Fee Rate": 0.05% per annum.          "Group II Master Servicing Fee Rate":  0.05% per annum.

  "Group I Net Rate": The weighted average Net Rate for          "Group II Net Rate":  The weighted average Net Rate for
Group I.                                                       Group II.

  "Group I Original Pre-Funded Amount":  $118,159,181.           "Group II Original Pre-Funded Amount":  $86,249,706.

  "Group I Overcollateralization Amount": With respect           "Group II Overcollateralization Amount": With respect to
to any Distribution Date the sum of (i) the excess of          any Distribution Date the sum of (i) the excess of the
the aggregate Scheduled Principal Balance of the               aggregate Scheduled Principal Balance of the

Group I Mortgage Loans over the Group I               Group II Mortgage Loans over the Group II Certificate Principal
Certificate Principal Balance and (ii) the Class      Balance and (ii) the Class BV-1A Certificate Principal
BF-1A Certificate Principal Balance.                  Balance.

  "Group I Pre-Funded Amount":  With respect to any      "Group II Pre-Funded Amount":  With respect to any
Master Servicer Reporting Date, the amount            Master Servicer Reporting Date, the amount remaining on
remaining on deposit in the Pre-Funding Account       deposit in the Pre-Funding Account with respect to Group
with respect to Group I (exclusive of any Group I     II (exclusive of any Group II Pre-Funding Account
Pre-Funding Account Earnings).                        Earnings).

  "Group I Principal Distribution Amount":  With         "Group II Principal Distribution Amount":  With respect
respect to any Distribution Date, the excess of (A)   to any Distribution Date, the excess of (A) the sum of
the sum of (i) the Group I Principal Funds and (ii)   (i) the Group II Principal Funds and (ii) the Group II
the Group I Extra Principal Distribution Amount       Extra Principal Distribution Amount over (B) the Group
over (B) the Group I Released Principal Amount.       II Released Principal Amount.

  "Group I Principal Funds":  With respect to Group      "Group II Principal Funds":  With respect to Group II
I and any Master Servicer Remittance Date, to the     and any Master Servicer Remittance Date, to the extent
extent actually deposited in the Master Servicer      actually deposited in the Master Servicer Custodial
Custodial Account, the sum, without duplication, of   Account, the sum, without duplication, of (i) all
(i) all scheduled principal with respect to Group I   scheduled principal with respect to Group II collected
collected by the Servicers during the related Due     by the Servicers during the related Due Period or
Period or advanced on or before such Master           advanced on or before such Master Servicer Remittance
Servicer Remittance Date, (ii) prepayments with       Date, (ii) prepayments with respect to Group II
respect to Group I collected by the Servicers in      collected by the Servicers in the related Prepayment
the related Prepayment Period, (iii) the Scheduled    Period, (iii) the Scheduled Principal Balance of each
Principal Balance of each Mortgage Loan in Group I    Mortgage Loan in Group II repurchased by the Depositor,
repurchased by the Depositor, (iv) any Substitution   (iv) any Substitution Shortfall with respect to Group II
Shortfall with respect to Group I and (v) all         and (v) all Liquidation Proceeds with respect to Group
Liquidation Proceeds with respect to Group I          II collected by the Servicer during the related Due
collected by the Servicer during the related Due      Period (to the extent such Liquidation Proceeds related
Period (to the extent such Liquidation Proceeds       to principal) less all non-recoverable Advances relating
related to principal) less all non-recoverable        to principal with respect to Group II reimbursed during
Advances relating to principal with respect to        the related Due Period.
Group I reimbursed during the related Due Period.

  "Group I Realized Loss Percentage":  For each          "Group II Realized Loss Percentage":  For each
Distribution Date and as to Group I, Realized         Distribution Date and as to Group II, Realized Losses
Losses since the Cut-Off Date with respect to the     since the Cut-Off Date with respect to the Mortgage
Mortgage Loans in Group I as a percentage of the      Loans in Group II as a percentage of the Scheduled
Scheduled Principal Balance of Group I as of the      Principal Balance of Group II as of the Cut-Off Date.
Cut-Off Date.

  "Group I Released Principal Amount":  With respect     "Group II Released Principal Amount":  With respect to
to any Distribution Date (i) if a Group I             any Distribution Date (i) if a Group II Subordinated
Subordinated Trigger Event exists, zero and (ii) if   Trigger Event exists, zero and (ii) if a Group II
a Group I Subordinated Trigger Event does not         Subordinated Trigger Event does not exist, the amount by
exist, the amount by which the Group I                which the Group II Overcollateralization Amount exceeds
Overcollateralization Amount exceeds the Group I      the Group II Required Overcollateralization Amount.
Required Overcollateralization Amount.

  "Group I Required Overcollateralization Amount":       "Group II Required Overcollateralization Amount":  With
With respect to any Distribution Date (i) prior to    respect to any Distribution Date (i) prior to the Group
the Group I Stepdown Date, 2.50% of the Scheduled     II Stepdown Date, 3.25% of the Scheduled Principal
Principal Balance of the Mortgage Loans in Group I    Balance of the Mortgage Loans in Group II as of the
as of the Cut-Off Date and (ii) on and after the      Cut-Off Date and (ii) on and after the Group II
Group I Stepdown Date

the greater of (x) the lesser of (I) 2.50% of the     Stepdown Date the greater of (x) the lesser of (I) 3.25% of the
Scheduled Principal Balance of the Mortgage           Scheduled Principal Balance of the Mortgage Loans in
Loans in Group I with respect to the Cut-Off          Group II with respect to the Cut-Off Date and (II) 6.50%
Date and (II) 5.00% of the Scheduled Principal        of the Scheduled Principal Balance of the Mortgage Loans
Balance of the Mortgage Loans in Group I on           in Group II on such Distribution Date and (y) 0.50% of
such Distribution Date and (y) 0.50% of the           the Scheduled Principal Balance of the Mortgage Loans in
Scheduled Principal Balance of the Mortgage Loans     Group II as of the Cut-Off Date.
in Group I as of the Cut-Off Date.

  "Group I Servicing Fee": With respect to each          "Group II Servicing Fee": With respect to each Mortgage
Mortgage Loan in Group I and each Remittance Date,    Loan in Group II and each Remittance Date, the product
the product of (x) one-twelfth of the Servicing Fee   of (x) one-twelfth of the Servicing Fee Rate and (y)
Rate and (y) aggregate Scheduled Principal Balance    aggregate Scheduled Principal Balance of such Mortgage
of such Mortgage Loan as of the opening of business   Loan as of the opening of business on the first day of
on the first day of the Due Period preceding such     the Due Period preceding such Remittance Date.
Remittance Date.

  "Group I Servicing Fee Rate": With respect to each     "Group II Servicing Fee Rate": With respect to each
Mortgage Loan in Group I, the fixed per annum rate    Mortgage Loan in Group II, the fixed per annum rate
payable to the Servicer as set out on Schedule IA     payable to the Servicer as set out on Schedule IB to
to this Agreement.                                    this Agreement.

  "Group I Stepdown Date": With respect to Group I,      "Group II Stepdown Date": With respect to Group II, the
the earlier to occur of (i) the later to occur of     earlier to occur of (i) the later to occur of (A) the
(A) the Distribution Date in September 2002 and (B)   Distribution Date in September 2002 and (B) the first
the first Distribution Date on which the Group I      Distribution Date on which the Group II Class A
Class A Certificate Principal Balance immediately     Certificate Principal Balance immediately prior to such
prior to such Distribution Date (less the Group I     Distribution Date (less the Group II Principal Funds for
Principal Funds for such Distribution Date) is less   such Distribution Date) is less than or equal to 57.00%
than or equal to 71.00% of the Scheduled Principal    of the Scheduled Principal Balances of Group II and (ii)
Balances of Group I and (ii) the Distribution Date    the Distribution Date on which the Group II Class A
on which the Group I Class A Certificate Principal    Certificate Principal Balance has been reduced to zero.
Balance has been reduced to zero.

  "Group I Subordinated Certificates":  The Class        "Group II Subordinated Certificates":  The Class MV-1,
MF-1, Class MF-2, Class BF-1 and Class BF-1A          Class MV-2, Class BV-1 and Class BV-1A Certificates.
Certificates.

  "Group I Subordinated Trigger Event":  With            "Group II Subordinated Trigger Event":  With respect to
respect to Group I, any Distribution Date after the   Group II, any Distribution Date after the Group II Stepdown
Group I Stepdown Date on which:                       Date on which:

      (a)  Realized Losses since the Cut-Off Date          (a)  Realized Losses since the Cut-Off Date with respect
with respect to the Mortgage Loans in Group I as a    to the Mortgage Loans in Group II as a percentage of the
percentage of the Scheduled Principal Balance of      Scheduled Principal Balance of Group II as of the
Group I as of the Cut-Off Date exceed the percentage  Cut-Off Date exceed the percentage set out below with set out below with respect to such Distribution Date: respect to such Distribution Date:

Distribution Date (inclusive)                            Distribution Date (inclusive)

October 2001 - September 2002        1.40%               October 2001 - September 2002        2.00%
October 2002 - September 2003        2.40                October 2002 - September 2003        3.30
October 2003 - September 2004        3.00                October 2003 - September 2004        4.00
October 2004 - September 2005        3.40                October 2004 - September 2005        4.30
October 2005 - September 2006        3.70                October 2005 - September 2006        4.50

October 2006 and thereafter  4.00                        October 2006 and thereafter  5.00
and                                                      and

     (b)  the Scheduled Principal Balance of the                  (b)  the Scheduled Principal Balance of the Mortgage
Mortgage Loans in Group I that, as of such               Loans in Group II that, as of such Distribution Date,
Distribution Date,  are 60 or more days Delinquent       of the   are 60 or more days Delinquent as a percentage of the
as a percentage Scheduled Principal Balance of the       Scheduled Principal Balance of the Mortgage Loans in Group II
Mortgage Loans in  Group I exceeds the percentage        exceeds the percentage set out below with respect to such
set out below with respect to such  Distribution         Distribution Date:
Date:

Distribution Date (inclusive)                            Distribution Date (inclusive)

October 2001 - September 2002       4.00%                October 2001 - September 2002    6.00%
October 2002 - September 2003       4.00                 October 2002 - September 2003    6.00
October 2003 - September 2004       6.50                 October 2003 - September 2004    9.00
October 2004 - September 2005       6.50                 October 2004 - September 2005    9.00
October 2005 - September 2006       8.00                 October 2005 - September 2006  12.00
October 2006 and thereafter         8.00                 October 2006 and thereafter    12.00

  "Group I Subsequent Mortgage Loans":  The                  "Group II Subsequent Mortgage Loans":  The Mortgage
 Mortgage  Loans in Group I sold to the Trust            Loans in Group II sold to the Trust pursuant to Section
pursuant to Section 2.02 hereof, which shall             2.02 hereof, which shall be listed on the Schedule of
be listed on the Schedule of Mortgage Loans              Mortgage Loans attached to the related Subsequent Sales
attached to the related Subsequent Sales                 Agreement.
Agreement.

 "Group I Trigger Event":  With respect to Group I           "Group II Trigger Event":  With respect to Group II and
and any Distribution Date after the Group I              any Distribution Date after the Group II Stepdown Date,
Stepdown Date, a Group I Trigger Event exists if         a Group II Trigger Event exists if 2.5 times the
two times the quotient of (i) the Scheduled              quotient of (i) the Scheduled Principal Balances of all
Principal Balances of all 60 or more days                60 or more days Delinquent Mortgage Loans in Group II
Delinquent Mortgage Loans in Group I and (ii) the        and (ii) the Scheduled Principal Balances of Group II as
Scheduled Principal Balances of Group I as of the        of the preceding Master Servicer Remittance Date equals
preceding Master Servicer Remittance Date equals or      or exceeds 43.00%.
exceeds 29.00%.

    "Initial Capitalized Interest Amount":  $1,790,528.

    "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of the sum of (i) their aggregate Scheduled Principal Balances as of the Cut-Off Date, in the case of the Mortgage Loans, and as of the related Subsequent Cut-Off Date, in the case of Subsequent Mortgage Loans and (ii) any amounts on deposit in the Pre-Funding Account (exclusive of any interest or other investment earnings).

    "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

    "Interest Determination Date": With respect to the first Accrual Period for the Class AF-1 Certificates and the Group II Certificates (other than the Class BV-1A Certificates) August 16, 1999, and with respect to any subsequent Accrual Period for the Class AF-1 Certificates and the Group II Certificates (other than the Class BV-1A Certificates), the second London Business Day preceding such Accrual Period.

    "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

"Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

  "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

  "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

  "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

  "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

  "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

  "Mortgage Loan Group":  Either Group I or Group II.

  "Mortgage Loans":  The mortgage loans listed on Schedule I.

  "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

  "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

  (i)    If to the Depositor:

                   Saxon Asset Securities Company
                   4880 Cox Road
                   Glen Allen, Virginia  23060

  (ii)   If to the Master Servicer:

                   Saxon Mortgage, Inc.
                   4880 Cox Road
                   Glen Allen, Virginia  23060

  (iii)  If to the Trustee:

                   Chase Bank of Texas, National Association
                   600 Travis, 10th Floor
                   Houston, Texas  77002
                   Attention:  Capital Markets Fiduciary Services - Saxon 1999-3

  "One Month LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time), on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

  "Overfunded Interest Amount": With respect to each Subsequent Sales Date, the excess of (i) interest accruing from the related Subsequent Cut-Off Date to the Distribution Date immediately following the last date on which the Funding Period may then end on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date, calculated at a rate equal to the Net Rate on such Subsequent Mortgage Loans over (ii) interest accruing from such Subsequent Cut-Off Date to such Distribution Date on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Sales Date, calculated at the rate at which moneys in the Pre-Funding Account are invested as of such Subsequent Sales Date.

     "Paying Agent": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "Pre-Funded Amount": As of any Distribution Date, the sum of the Group I Pre-Funded Amount and the Group II Pre-Funded Amount.

     "Pre-Funding Account": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

     "Pre-Funding Account Earnings": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, the actual investment earnings during the related Prepayment Period on the Pre-Funded Amount as calculated by the Master Servicer (based on information supplied by the Trustee) pursuant to
Section 2.03(c) hereof.

     "Private Certificate": Any of the Class C and Class R Certificates.

     "Private Subordinated Certificate": Any of the Class C and Class R Certificates.

     "Public Subordinated Certificate": Any of the Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates.

     "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

     "Reference Banks": Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

     "Regular Certificates": Any of the Group I Certificates, Group II Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

     "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

     "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

     "Sales Agreement": The Sales Agreement dated July 30, 1999, between the Depositor and SMI regarding the sale of the Mortgage Loans.

     "Servicer": Meritech and its permitted successors and assigns.

     "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

     "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

     "State": New York.

     "Subaccount Definitions":

     "Balance": With respect to each Subaccount, on any Distribution Date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

     "Subaccounts": Any one of the Subaccounts created pursuant to Section 5.03(a)(i) hereof.

        Group I:

 "AF-1 Balance" : The Balance of the       "AF-2 Balance": The Balance of          "AF-3 Balance": The Balance of Subaccount
Subaccount AF-1.                          Subaccount AF-2.                         AF-3.

"AF-1 Monthly Interest Amount": With       "AF-2 Monthly Interest Amount":          "AF-3 Monthly Interest Amount": With respect
respect to any Distribution Date, the     With respect to  any Distribution        to  any Distribution Date, the interest
interest accrued on the AF-1 Balance      Date, the interest accrued on            accrued on the AF-3 Balance during
during the Accrual Period for the Class   the AF-2 Balance during the Accrual      the Accrual Period for the Class
AF-1 Certificates for that Distribution   Period for the Class AF-2                AF-3 Certificates for that
Date at the Group I Net Rate.             Certificates for that Distribution       Distribution Date at the Group I Net Rate.
                                          Date at the Group I Net Rate.

 "Subaccount AF-1": The Subaccount by      "Subaccount AF-2": The Subaccount by     "Subaccount AF-3": The Subaccount by
that name created pursuant to Section     that name created pursuant to Section    that name created pursuant to Section
5.03(a)(i) hereof.                        5.03(a)(i) hereof.                       5.03(a)(i) hereof.

 "AF-4 Balance": The Balance of the        "AF-5 Balance": The Balance of           "AF-6 Balance": The Balance of Subaccount
Subaccount AF-4.                          Subaccount  AF-5.                        AF-6.

 "AF-4 Monthly Interest Amount": With      "AF-5 Monthly Interest Amount": With     "AF-6 Monthly Interest Amount": With respect to
respect to any Distribution Date, the     respect to any Distribution Date, the    any Distribution Date, the interest accrued on
interest accrued on the AF-4 Balance      interest accrued on the AF-5 Balance     the AF-6 Balance during the Accrual Period for
during the Accrual Period for the Class   during the Accrual Period for the Class  the Class AF-6 Certificates for that
AF-4 Certificates for that Distribution   AF-5 Certificates for that Distribution  Distribution Date at the Group I Net Rate.
Date at the Group I Net Rate.             Date  at the Group I Net Rate.

 "Subaccount AF-4": The Subaccount by      "Subaccount AF-5": The Subaccount by     "Subaccount AF-6": The Subaccount by that
that name created pursuant to Section     that name created pursuant to Section    name created pursuant to Section 5.03(a)
5.03(a)(i) hereof.                        5.03(a)(i) hereof.                       (i) hereof.

 "MF-1 Balance": The Balance of           "MF-2 Balance": The Balance of            "BF-1 Balance": The Balance of
Subaccount MF-1.                          Subaccount MF-2.                         Subaccount BF-1.

 "MF-1 Monthly Interest Amount": With      "MF-2 Monthly Interest Amount": With     "BF-1 Monthly Interest Amount": With
respect to any Distribution Date, the     respect to any Distribution Date, the    respect to any Distribution Date, the
interest accrued on the MF-1 Balance      interest accrued on  the MF-2 Balance    interest accrued on the BF-1 Balance
during the Accrual Period for the Class   during the Accrual Period for the Class  during the Accrual Period for the
MF-1 Certificates for that Distribution   MF-2 Certificates for that Distribution  Class BF-1 Certificates for that
Date at the Group I Net Rate.             Date at the Group I Net Rate.            Distribution Date at the  Group I Net Rate.

"Subaccount MF-1": The Subaccount by       "Subaccount MF-2": The Subaccount by     "Subaccount BF-1": The Subaccount by
 that name created pursuant to Section    that name created pursuant to Section    that name created pursuant to Section
5.03(a)(i) hereof.                        5.03(a)(i) hereof.                       5.03(a)(i) hereof.

 "BF-1A Balance": The Balance of
Subaccount  BF-1A.

"BF-1A Monthly Interest Amount":
With respect to any Distribution
Date, the interest accrued on the
BF-1A Balance during the Accrual
Period for the Class BF-1A
Certificates for that Distribution
Date at the

Group I Net Rate.

 "Subaccount BF-1A": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

  Group II:

  "AV-1 Balance": The Balance of the Subaccount AV-1.                   "AV-2 Balance": The Balance of the Subaccount AV-1.

  "AV-1 Monthly Interest Amount": With respect to any Distribution      "AV-2 Monthly Interest Amount": With respect to any Date,
Date, the interest accrued on the AV-1 Balance during the Accrual      Distribution Date, the interest accrued on the AV-1 Balance
Period for the Class AV-1 Certificates for that Distribution Date      during the Accrual Period for the Class AV-1 Certificates for
at the Group II Net Rate.                                              that Distribution Date at the Group II Net Rate.

  "Subaccount AV-1":  The Subaccount by that name created pursuant to   "Subaccount AV-2":  The Subaccount by that name created
Section 5.03(a)(i) hereof.                                             pursuant to Section 5.03(a)(i) hereof.

  "MV-1 Balance": The Balance of Subaccount MV-1.                       "MV-2 Balance": The Balance of Subaccount MV-2.

  "MV-1 Monthly Interest Amount": With respect to any Distribution      "MV-2 Monthly Interest Amounts": With respect to any
Date, the interest accrued on the MV-1 Balance during the Accrual      Distribution Date, the interest accrued on the MV-2 Balance
Period for the Class MV-1 Certificates for that Distribution Date      during the Accrual Period for the Class MV-2 Certificates for
at the Group II Net Rate.                                              the Class MV-2 Certificates for that Distribution Date
                                                                       at the Group II Net Rate.

  "Subaccount MV-1":  The Subaccount by that name created pursuant to   "Subaccount MV-2":  The Subaccount by that name created
Section 5.03(a)(i) hereof.                                             pursuant to Section 5.03(a)(i) hereof.

  "BV-1 Balance":  The Balance of Subaccount BV-1.                      "BV-1A Balance":  The Balance of Subaccount BV-1A.

  "BV-1 Monthly Interest Amount":  With respect to any Distribution     "BV-1A Monthly Interest Amount":  With respect to any
Date, the interest accrued on the BV-1 Balance during the Accrual      Distribution Date, the interest accrued on the BV-1A Balance
Period for the Class BV-1 Certificates for that Distribution Date      during the Accrual Period for the Class BV-1A Certificates
at the Group II Net Rate.                                              for that Distribution Date at the Group II Net Rate.

  "Subaccount BV-1":  The Subaccount by that name created pursuant to    "Subaccount BV-1A":  The Subaccount by that name created
Section 5.03(a)(i) hereof.                                             pursuant to Section 5.03(a)(i) hereof.

  "Subaccount R": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

  "Subgroup A": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, Subgroup A, including any Group II Subsequent Mortgage Loans included in Subgroup A and, including any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

  "Subgroup B": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, Subgroup B, including any Group II Subsequent Mortgage Loans included in Subgroup B and, including any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

  "Subsequent Cut-Off Date": The time and date specified in a Subsequent Sales Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Sales Agreement.

"Subsequent Mortgage Loans": The Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans.

  "Subsequent Sales Agreement": Each Subsequent Sales Agreement dated as of a Subsequent Sales Date executed by the Master Servicer, the Seller and Saxon Mortgage substantially in the form of Schedule III hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

  "Subsequent Sales Date": The date specified in each Subsequent Sales Agreement which shall be a date no later than the end of the Prepayment Period preceding the first Distribution Date after the end of the Funding Period.

  "Tax Matters Person": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

  "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

  "Trust Estate": As defined in Section 2.01 hereof.

  "Trustee": Chase Bank of Texas, National Association, a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

  "Trustee Fee":  The fee payable monthly to the Trustee by the Master Servicer.

  "Underwriters": Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Prudential Securities Incorporated, and Banc One Capital Markets, Inc.

  "Underwriting Agreement": The Underwriting Agreement dated July 30, 1999, between the Depositor and SMI and the Underwriters.

                                  Article II

               Formation of Trust; Conveyance of Mortgage Loans

     Section 2.01. Conveyance of Mortgage Loans. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account, the Pre-Funding Account, the Capitalized Interest Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

     The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

     By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

     Section 2.02.  Purchase of Subsequent Mortgage Loans.

     (a)  Subject to the satisfaction of the conditions set forth in paragraph
(b) below (based on the Master Servicer's review of such conditions) in consideration of the delivery on a Subsequent Sales Date to or upon the order of the Seller of all or a portion of the Group I Pre-Funded Amount or the Group II Pre-Funded Amount, as the case may be, the Seller shall on such Subsequent Sales Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trust, and the Trustee shall purchase on behalf of the Trust, all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, together with the related Trustee Mortgage Loan Files, covered by the Subsequent Sales Agreement delivered on such date.

     (b) The obligation of the Trust to acquire Subsequent Mortgage Loans is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Sales Date:

          (i) the Seller shall have delivered to the Trustee with a copy to the Master Servicer a duly executed written Subsequent Sales Agreement in substantially the form of Schedule III hereto, which shall include a Schedule of Subsequent Mortgage Loans, listing separately the Group I Subsequent Mortgage Loans and Group II Subsequent Loans and specifying the amount to be withdrawn from the Group I Pre-Funded Amount and the Group II Pre-Funded Amount;

          (ii) the remaining term to maturity of each Subsequent Mortgage Loan may not exceed 30 years;

          (iii) no Subsequent Mortgage Loan will have been selected in a manner adverse to the interests of Certificateholders;

          (iv) receipt by the Trustee of a letter from each Rating Agency confirming that the addition of the Subsequent Mortgage Loans will not result in the reduction, qualification or withdrawal of the then current ratings of the Certificates;

          (v) no Subsequent Mortgage Loan may be more than 30 days delinquent as of the related Cut-Off Date;

          (vi) no Subsequent Mortgage Loan may have a Loan-to-Value Ratio greater than 101.00%;

          (vii) each Subsequent Mortgage Loan will be underwritten in accordance with the Seller's underwriting guidelines;

          (viii) after giving effect to the acquisition of the Subsequent Mortgage Loans, the Mortgage Loans in Group I (which shall all have fixed interest rates):

                 (A) will have a weighted average Mortgage Interest Rate not less than 9.90% per annum;

                 (B) the aggregate Scheduled Principal Balances of the Mortgage
                     Loans with a combined Loan to Value Ratio greater than 80% will not exceed 36% of the aggregate Scheduled Principal Balances of the Mortgage Loans; and the weighted average Loan to Value ratio of the Mortgage Loans will not exceed 80%;

                 (C) the weighted average remaining amortization term of the
                     Mortgage Loans shall not be less than 335 months;

                 (D) may not exceed any of the following restrictions:

                               Categories of                         Restriction (Based on
                              Mortgage Loans                     Scheduled Principal Balances)
                              --------------                     -----------------------------
                     Mortgage Loans secured by owner                         88.00%
                     occupied dwellings
                     Mortgage Loans with balloon payments                    55.00%
                     Mortgage Loans secured by junior liens                   2.50%
                     Mortgage Loans secured by investor-                      8.00%
                     owned Mortgaged Premises

                 (E) no more than 0.75% of the Mortgage Loans (by Scheduled
                     Principal Balance) shall have balances in excess of $500,000;

                 (F) no more than 15.50%, 9.75% and 2.25% of the Mortgage Loans
                     (by Scheduled Principal Balance) shall be classified by Saxon Mortgage as "B", "C" and "D", respectively; and

                 (G) not less than 75% of the Mortgage Loans shall be secured by single family (detached and attached) residences.

          (ix) after giving effect to the acquisition of the Subsequent Mortgage Loans, the Mortgage Loans in Group II (which shall all be ARM Loans):

                 (A) will have a weighted average current Mortgage Interest Rate of not less than 9.80% and a weighted average margin of at least 6.15%;

                 (B) the Mortgage Loans with a Loan to Value Ratio greater than
                     80% will not exceed 37.0% of the aggregate Scheduled Principal Balances of the Mortgage Loans and the weighted average Loan to Value Ratio of the Mortgage Loans will not exceed 80.0%;

                 (C) the weighted average remaining amortization term of the
                     Mortgage Loans shall not be less than 354 months;

                 (D) may not exceed any of the following restrictions:

                               Categories of                         Restriction (Based on
                              Mortgage Loans                     Scheduled Principal Balances)
                              --------------                     -----------------------------
                     Mortgage Loans secured by owner                         90.00%
                     occupied dwellings
                     Mortgage Loans secured by investor-
                     owned Mortgaged Premises                                 6.00%

                 (E) no more than 4.00% of the Mortgage Loans (by Scheduled
                     Principal Balance) shall have balances in excess of $600,000;

                 (F) no more than 25.00%, 17.25% and 5.25% of the Mortgage Loans
                     (by Scheduled Principal Balance) shall be classified by Saxon Mortgage as "B", "C" and "D", respectively;

                 (G) not less than 75% of the Mortgage Loans (by Scheduled
                     Principal Balance ) shall be secured by single family (detached and attached) residences; and

                 (H) each Mortgage Loan in Subgroup A will adhere to FNMA and
                     FHLMC conforming balance guidelines.

                 For purposes of making all calculations required by clauses
                 (viii) and (ix), the Scheduled Principal Balances of the Initial Mortgage Loans at the Cut-Off Date and of the Subsequent Mortgage Loans as of their respective Subsequent Cut-Off Dates shall be used.

          (x) the Seller shall have provided the Master Servicer and the Trustee any information reasonably requested by any of them with respect to the Subsequent Mortgage Loans then to be sold to the Trust;

          (xi) the Seller shall have delivered to the Master Servicer for deposit in the Master Servicer Custodial Account all principal and interest due in respect of such Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

          (xii) the Depositor shall have delivered to the Trustee, the Underwriters and the Rating Agencies a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics of the Mortgage Loans listed on Schedule I;

          (xiii) as of each Subsequent Sales Date, neither the Seller nor Saxon Mortgage shall be insolvent, nor will either of them be made insolvent by such transfer;

          (xiv)  the Funding Period shall not have ended; and

          (xv) the Seller and Saxon Mortgage each shall have delivered to the Master Servicer and the Trustee an Officer's certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Sales Agreement and opinions of counsel with respect to corporate, bankruptcy and tax matters relating to the transfer of Subsequent Mortgage Loans in the forms substantially similar to those delivered on the Closing Date, and the Certificate Insurer shall have consented to such acquisition.

     (c) Pursuant to Section 2.03(b) hereof, the Trustee shall remit on each Subsequent Sales Date to or upon the order of the Seller from the Pre-Funding Account the amount specified by the Master Servicer only upon the Trustee's receipt of: (i) a fully executed Subsequent Sales Agreement; (ii) the two Officer's certificates required by Section 2.02(b)(xv) hereof; (iii) an Opinion or Opinions of Counsel from each of the Seller and Saxon Mortgage required by
Section 2.02(b)(xv), and (iv) a letter from each Rating Agency as required by
Section 2.02 (b)(iv), (v) a letter from an independent accountant as required by
Section 2.02(b)(xii); and (vi) the written instruction from the Master Servicer setting forth the amounts to be paid as required by Section 2.03(b) hereof. The Trustee may rely and shall be protected in relying on all such officer's certificates as evidencing full compliance with all conditions precedent specified in Section 2.02(b), without any further duty of inquiry with respect thereto.

     (d) On each Subsequent Sales Date and on the Master Servicer Reporting Date immediately following the end of the Funding Period, the Master Servicer shall determine: (i) the amount and correct disposition of the Pre-Funded Amount (and the portion thereof to be allocated to Group I Available Funds and the portion thereof to be allocated to Group II Available Funds), and the amount remaining in the Capitalized Interest Account and (ii) any other necessary matters in connection with the administration of the Pre-Funded Account and the Capitalized Interest Account. With respect to each Subsequent Sales Date the Master Servicer shall determine the Overfunded Interest Amount. If any amounts are released as a result of an error in calculation to the Holders or the Seller from the Pre-Funding Account or from the Capitalized Interest Account, the Seller shall immediately repay such amounts to the Master Servicer or, in the case of the Holders, the Master Servicer shall have the right to cause the Trustee to withhold such amounts from future distributions on such Certificates for redeposit in the Pre-Funding Account or Capitalized Interest Account, as the case may be.

     Section 2.03.  Pre-Funding Account and Capitalized Interest Account.

     (a) The Trustee shall establish and maintain the Pre-Funding and the Capitalized Interest Account, each to be held in trust for the benefit of the Certificateholders. Each of the Pre-Funding Account and the Capitalized Interest Account shall be an Eligible Account. On the Closing Date, Saxon will cause to be deposited in the Pre-Funding Account the Group I Original Pre-Funded Amount and the Group II Original Pre-Funded Amount and in the Capitalized Interest Account the Initial Capitalized Interest Amount.

     (b) On any Subsequent Sales Date, the Master Servicer shall instruct the Trustee, with a copy to the Seller, (i) to withdraw from the Group I Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Scheduled Principal Balances of the Group I Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Trust on such Subsequent Sales Date; (ii) to withdraw from the Group II Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Scheduled Principal Balances of the Group II Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Trust on such Subsequent Sales Date; and (iii) to pay such amounts to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(c) hereof with respect thereto. In no event shall the Trustee withdraw from the Pre-Funding Account an amount in excess of the Group I Original Pre-Funded Amount with respect to Group I Mortgage Loans or an amount in excess of the Group II Original Pre-Funded Amount with respect to Group II Mortgage Loans.

     (c) On each Master Servicer Remittance Date to and including the Distribution Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Paying Agent to transfer: (i) to the Capitalized Interest Account from the Pre-Funding Account, the Pre-Funding Account Earnings; and (ii) to the Asset Proceeds Account from the Capitalized Interest Account, the Capitalized Interest Requirement.

     (d) On each Subsequent Sales Date the Master Servicer shall instruct the Trustee to distribute the Overfunded Interest Amount, if any, to the Seller. At the end of the Funding Period, all amounts, if any, remaining in the Capitalized Interest Account shall be transferred to the Seller and the Capitalized Interest Account shall be closed.

     (e) On the Master Servicer Remittance Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Trustee to transfer the Pre-Funded Amount to the Asset Proceeds Account for distribution to the Holders of the Class A Certificates in accordance with Section 3.02 hereof.

     (f) The Pre-Funding Account and the Capitalized Interest Account shall not be assets of either REMIC created pursuant to this Agreement.

                                  Article III

                        Remitting to Certificateholders

     Section 3.01. Subaccount Distributions. On each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

     (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1 and BF-1A, in the following order: first, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Monthly Interest Amounts, second, the MF-1 Monthly Interest Amount, third the MF-2 Monthly Interest Amount, and fourth, pro rata, the BF-1 and BF-1A Monthly Interest Amounts;

     (b) from the Group II Interest Funds to Subaccounts AV-1, AV-2, MV-1, MV-2, BV-1 and BV-1A, in the following order: first, pro rata, the AV-1 and AV-2 Monthly Interest Amounts, second, the MV-1 Monthly Interest Amount, third, the MV-2 Monthly Interest Amount, and fourth, pro rata, the BV-1 and BV-1A Monthly Interest Amounts;

     (c)  from the Group I Principal Funds:


                 (A) to Subaccount AF-1 until the AF-1 Balance is reduced to zero;
                 (B) to Subaccount AF-2 until the AF-2 Balance is reduced to zero;
                 (C) to Subaccount AF-3 until the AF-3 Balance is reduced to zero;
                 (D) to Subaccount AF-4 until the AF-4 Balance is reduced to zero;
                 (E) to Subaccount AF-5 until the AF-5 Balance is reduced to zero;
                 (F) to Subaccount AF-6 until the AF-6 Balance is reduced to zero;
                 (G) to Subaccount MF-1 until the MF-1 Balance is reduced to zero;
                 (H) to Subaccount MF-2 until the MF-2 Balance is reduced to zero;
                 (I) to Subaccount BF-1 until the BF-1 Balance is reduced to zero; and
                 (J) to Subaccount BF-1A until the BF-1A Balance is reduced to zero;

          provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased; and

     (d)  from the Group II Principal Funds:

                 (A) to Subaccount AV-1 until the AV-1 Balance is reduced to zero;
                 (B) to Subaccount AV-2 until the AV-2 Balance is reduced to zero;
                 (C) to Subaccount MV-1 until the MV-1 Balance is reduced to zero;
                 (D) to Subaccount MV-2 until the MV-2 Balance is reduced to zero;
                 (E) to Subaccount BV-1 until the BV-1 Balance is reduced to zero; and

                 (F) to Subaccount BV-1A until the BV-1A Balance is reduced to zero;

          provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased.

     Section 3.02.  Certificate Distributions.

     (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if the Group I Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group I Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

          (ii)   to the Class MF-1 Certificates, the Class MF-1 Current
                 Interest;

          (iii)  to the Class MF-2 Certificates, the Class MF-2 Current
                 Interest;

          (iv) to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Current Interest; provided, however, if the Group I Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group I Mortgage Loans are not sufficient to make a full distribution of the Current Interest with respect to the Class BF-1 and Class BF-1A Certificates, such Interest Funds and amounts will be distributed pro rata among each Class of the Class BF-1 and Class BF-1A Certificates based on the ratio of (x) the Current Interest for such Class to (y) the total amount of Current Interest for the Class BF-1 and Class BF-1A Certificates; and

          (v)    any remainder pursuant to Section 3.02(e) hereof.

     (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates; provided, however, if the Group II Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group II Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group II Class A Certificates, such amount will be distributed pro rata among each Class of the Group II Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group II Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

          (ii)   to the Class MV-1 Certificates, the Class MV-1 Current
                 Interest;

          (iii)  to the Class MV-2 Certificates, the Class MV-2 Current
                 Interest;

          (iv) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Current Interest; provided, however, if the Group II Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group II Mortgage Loans are not sufficient to make a full distribution of the Current Interest with respect to the Class BV-1 and Class BV-1A Certificates, such Interest Funds and amounts will be distributed pro rata among each Class of the Class BV-1 and Class BV-1A Certificates based on the ratio of (x) the Current Interest for such Class to (y) the total amount of Current Interest for the Class BV-1 and Class BV-1A Certificates; and

          (v)    any remainder pursuant to Section 3.02(f) hereof.

     (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

          (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

          (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) if a Group I Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BF-1, Class MF-2 and Class MF-1 Certificates, in that order, the Group I Class BF-1A Principal Distribution Amount;

          (vi) to the Class BF-1A Certificates, the Group I Class BF-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group I Subordinated Trigger Event does not exist on such Distribution Date); and

          (vii)  to the Class R Certificates;

provided, however, that, if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount, and
(d) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Class BF-1A Principal Distribution Amount shall equal the Group I Principal Distribution Amount;

     (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount to be distributed as follows: amounts constituting Principal Funds attributable to Subgroup A to the Class AV-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero and amounts constituting Principal Funds attributable to Subgroup B to the Class AV-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and any excess of the Group II Class A Principal Distribution Amount over the amounts distributed in the preceding clause will be prorated between the Class AV-1 and Class AV-2 Certificates; provided, however, if the Certificate Principal Balance of the Class AV-1 Certificates or the Class AV-2 Certificates is reduced to zero, the Class A Principal Distribution Amount shall be distributed to the remaining Class A Group II Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

          (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) if a Group II Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BV-1, Class MV-2 and Class MV-1 Certificates, in that order, the Group II Class BV-1A Principal Distribution Amount;

          (vi) to the Class BV-1A Certificates, the Group II Class BV-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group II Subordinated Trigger Event does not exist on such Distribution Date); and

          (vii)  to the Class R Certificates;

provided, however, that, if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (d) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Class BV-1A Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

     (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (iv) of this Section 3.02(e), Section 3.02(f)(v) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

          (i)    the Group I Extra Principal Distribution Amount;

          (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

          (iii) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

          (iv) pro rata, to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Interest Carry Forward Amount;

          (v) to the extent required to make the allocations set forth in clauses (i) through (iv) of Section 3.02(f) hereof, pursuant to
                 Section 3.02(f) hereof;

          (vi) to the Class BF-1A Certificates, an amount equal to the Group I Applicable Percentage of the remaining amount, in reduction of the Certificate Principal Balance thereof, until the Class BF-1A Certificate Principal Balance has been reduced to zero; and

          (vii)  the remainder pursuant to Section 3.02(g) hereof.

     (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (iv) of this Section 3.02(f), Section 3.02(e)(v) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

          (i)    the Group II Extra Principal Distribution Amount;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

          (iii) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

          (iv) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Interest Carry Forward Amount;

          (v) to the extent required to make the allocations set forth in clauses (i) through (iv) of Section 3.02(e) hereof;

          (vi) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

          (vii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

          (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

          (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

          (x) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1A Certificates, the Class BV-1A Certificates Carryover;

          (xi) to the Class BV-1A Certificates, an amount equal to the Group II Applicable Percentage of the remaining amount, in reduction of the Certificate Principal Balance thereof, until the Class BV-1A Certificate Principal Balance has been reduced to zero; and

          (xii)  the remainder pursuant to Section 3.02(g) hereof.

     (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(vii) and (f)(xii) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

          (i)    to the Class C Certificates, the Class C Distribution Amount;
                 and

          (ii)   to the Class R Certificates, the remainder.

     (h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

          (i) to the Class BF-1A Certificates until the Class BF-1A Certificate Principal Balance is reduced to zero;

          (ii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

     (i) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

          (i) to the Class BV-1A Certificates until the Class BV-1A Certificate Principal Balance is reduced to zero;

          (ii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

     (j) On each Distribution Date, the Trustee shall allocate an amount equal to the Group I Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

          (i) to the Class MF-1 Certificates in an amount up to the Class MF-1 Unpaid Realized Loss Amount;

          (ii) to the Class MF-2 Certificates in an amount up to the Class MF-2 Unpaid Realized Loss Amount;

          (iii) to the Class BF-1 Certificates in an amount up to the Class BF-1 Unpaid Realized Loss Amount; and

          (iv) to the Class BF-1A Certificates in an amount up to the Class BF-1A Unpaid Realized Loss Amount.

     (k) On each Distribution Date, the Trustee shall allocate an amount equal to the Group II Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

          (i) to the Class MV-1 Certificates in an amount up to the Class MV-1 Unpaid Realized Loss Amount;

          (ii) to the Class MV-2 Certificates in an amount up to the Class MV-2 Unpaid Realized Loss Amount;

          (iii) to the Class BV-1 Certificates in an amount up to the Class BV-1 Unpaid Realized Loss Amount; and

          (iv) to the Class BV-1A Certificates in an amount up to the Class BV-1A Unpaid Realized Loss Amount.

     Section 3.03. Reports to the Depositor:
     On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

     (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

     (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

     (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof;

     (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred; and

     (e) for each Distribution Date during the Funding Period, (i) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount previously used to acquire Subsequent Mortgage Loans, (ii) the Group I Pre-Funded Account Earnings and the Group II Pre-Funded Account Earnings transferred to the Asset Proceeds Account,
(iii) the Group I Capitalized Interest Requirement and the Group II Capitalized Interest Requirement transferred to the Asset Proceeds Account; and (iv) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount; and for the Distribution Dated following the end of the Funding Period, the Group I Pre-Funded Amount distributed as a part of a Group I Principal Distribution and the Group II Pre-Funded Amount distributed as a part of a Group II Principal Distribution Amount.

     Section 3.04.  Reports by Master Servicer.
     (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report or cause to be reported in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

         (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

               (a)  the amount of the distributions on such Distribution Date;

               (b)  the amount of such distribution allocable to interest;

               (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1,
         Class MV-2, Class BV-1 and Class BV-1A Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1,
         Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Unpaid Realized Loss Amount at, such Distribution Date;

               (d) the principal balance after giving effect to any distribution allocable to principal; and

               (e)  any Class AF-1, Class AF-2, Class AF-3, Class AF-4,
         Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and
         Class BF-1A Interest Carry Forward Amount, any Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Interest Carry Forward Amount or any Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates Carryover;

         (ii)  the Group I Net Rate and the Group II Net Rate;

         (iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

         (iv)  the largest Mortgage Loan balance outstanding in each Group;

         (v)   the Servicing Fees and Master Servicing Fees allocable to each
               Group;

         (vi)  One-Month LIBOR on the most recent Interest Determination Date;

          (vii) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies; and.

          (viii) for each Distribution Date during the Funding Period, the Pre-Funded Amount allocable to each Group.

     (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

          (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

          (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

          (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

          (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

          (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

          (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

     (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

     (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.04 hereof for the preceding two years (or such shorter period commencing August 1, 1999) pursuant to Section 5.05 of the Standard Terms.

                                  Article IV
                               The Certificates

     Section 4.01.  The Certificates.
     The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1999-3. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $849, 999,750, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                                              Intial Certificate
                            Class              Principal Balance

                         Group I - Fixed Rate Mortgage Loans
                            AF-1                $154,198,250
                            AF-2                $ 70,000,000
                            AF-3                $ 67,000,000
                            AF-4                $ 56,000,000
                            AF-5                $ 32,000,000
                            AF-6                $ 42,133,000
                            MF-1                $ 24,639,000
                            MF-2                $ 19,711,000
                            BF-1                $ 14,784,000
                            BF-1A               $ 12,320,000

                         Group II - Adjustable Rate Mortgage Loans
                            AV-1                $202,526,000
                            AV-2                $ 77,887,500
                            MV-1                $ 27,684,000
                            MV-2                $ 23,219,000
                            BV-1                $ 14,289,000
                            BV-1A               $ 11,609,000
                              C                       (1)
                              R                       (2)

_____________________

/(1)/ The Class C Certificates have no stated principal balance or Pass-Through
      Rate and are entitled to receive the Class C Distribution Amount.

/(2)/ The Class R Certificates have no stated principal balance or Pass-Through
      Rate and are not entitled to any scheduled distributions of principal or interest.

     Section 4.02.  Denominations.
     The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates and in denominations of $250,000 and integral multiples of $1,000 in excess thereof in the case of the Private Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

                                   Article V
                           Miscellaneous Provisions

     Section 5.01.  Request for Opinions.
     (a) The Depositor and the Master Servicer hereby request and authorize McGuire, Woods, Battle & Boothe llp, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or
(ii) requested by the Trustee, any Rating Agency or their respective counsels.

     (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

     Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law.
     (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

     (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

     (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

     (d) Notwithstanding Section 5.05(a) of the Standard Terms, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.

     Section 5.03.  REMIC Administration.
     (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                                                   Type of Interest
         Pooling Interest               Initial Subaccount       Pass-Through       For Purposes of
          Designation                         Balance                Rate               REMIC
                                                                                      Provisions

                 Group I
         Subaccount AF-1                     $154,198,250             (1)              Regular
         Subaccount AF-2                     $ 70,000,000             (1)              Regular
         Subaccount AF-3                     $ 67,000,000             (1)              Regular
         Subaccount AF-4                     $ 56,000,000             (1)              Regular
         Subaccount AF-5                     $ 32,000,000             (1)              Regular
         Subaccount AF-6                     $ 42,133,000             (1)              Regular
         Subaccount MF-1                     $ 24,639,000             (1)              Regular
         Subaccount MF-2                     $ 19,711,000             (1)              Regular
         Subaccount BF-1                     $ 14,784,000             (1)              Regular
         Subaccount BF-1A                    $ 12,320,000             (1)              Regular
                Group II
         Subaccount AV-1                     $202,526,000             (2)              Regular
         Subaccount AV-2                     $ 77,887,500             (2)              Regular
         Subaccount MV-1                     $ 27,684,000             (2)              Regular
         Subaccount MV-2                     $ 23,219,000             (2)              Regular
         Subaccount BV-1                     $ 14,289,000             (2)              Regular
         Subaccount BV-1A                    $ 11,609,000             (2)              Regular

         Subaccount R                            (3)                  (3)              Residual

       (1) On any Distribution Date, the Group I Net Rate.

       (2) On any Distribution Date, the Group II Net Rate.

       (3) Subaccount R is not issued with a Balance or a Pass-Through Rate.

           (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

           (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

           (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

     (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

           (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

           (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

     (c)  General.

          (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

          (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

     (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is December 25, 2032.

     Section 5.04.  Optional Termination.
     (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC, a plan of complete liquidation as contemplated by
Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

     (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

     Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent
     (a)  Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

     (b) Chase Bank of Texas, National Association is hereby appointed as Certificate Registrar and Paying Agent.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of August 1, 1999.

                         SAXON ASSET SECURITIES COMPANY

                         By: /s/ Bradley D. Adams
                             ------------------------------------------
                             Bradley D. Adams, Vice President

                         SAXON MORTGAGE, INC.

                             as Master Servicer

                         By: /s/ Robert G. Partlow
                             ------------------------------------------
                             Robert G. Partlow, Senior Vice President

                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                             as Trustee

                         By: /s/ Lila R. Garlin
                             ------------------------------------------
                             Lila R. Garlin, Vice President

COMMONWEALTH OF VIRGINIA      )

                              ) ss.:

COUNTY OF HENRICO             )

    The foregoing instrument was acknowledged before me August 17, 1999, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.


                              /s/ Joyce L.Collins
                              -----------------------------------------
                              Notary Public

My Commission expires: 9/30/2002

COMMONWEALTH OF VIRGINIA     )

                             ) ss.:

COUNTY OF HENRICO            )


       The foregoing instrument was acknowledged before me on August 17, 1999, by Robert G. Partlow, Senior Vice President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.


                             /s/ Joyce L. Collins
                             -----------------------------------
                             Notary Public

My Commission expires: 9/30/2002

CITY OF RICHMOND              )

                              ) ss.:

COMMONWEALTH OF VIRGINIA      )

       The foregoing instrument was acknowledged before me August 18, 1999, by Lila R. Garlin, a Vice President of Chase Bank of Texas, National Association, a national banking association, on behalf of the bank.

                              /s/ Patsy K. Childress
                              ------------------------------------
                              Notary Public


My Commission expires: 2/28/2003

                                  Schedule I

                                Mortgage Loans
                                --------------

     A.   Group I Mortgage Loans.

     B.   Group II Mortgage Loans.

                                  Schedule II

                                Sales Agreement
                                ---------------

                                 Schedule III

                      Form of Subsequent Sales Agreement
                      ----------------------------------